                                                                    EXHIBIT 10.1

         -----------------------------------------------------------



                        CONVERTIBLE PREFERRED STOCK AND
                           WARRANT PURCHASE AGREEMENT


                                     among


                              MARCAM CORPORATION,

                       GENERAL ATLANTIC PARTNERS 32, L.P.

                                      and

                        GAP COINVESTMENT PARTNERS, L.P.



                         ------------------------------

                             Dated:  July 19, 1996

                         ------------------------------


         ------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                           Page

ARTICLE 1       DEFINITIONS.................................................  2

     1.1        Definitions.................................................  2
     1.2        Accounting Terms;  Financial Statements.....................  6

ARTICLE 2       PURCHASE AND SALE OF SERIES E PREFERRED
                STOCK AND WARRANTS..........................................  7

     2.1        Purchase and Sale of Series E Preferred Stock...............  7
     2.2        Purchase and Sale of Warrants...............................  7
     2.3        Certificate of Designation..................................  7
     2.4        Closing.....................................................  8

ARTICLE 3       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............  8

     3.1        Corporate Existence and Power...............................  8
     3.2        Corporate Authorization;  No Contravention..................  8
     3.3        Governmental Authorization; Third Party Consents............  9
     3.4        Binding Effect..............................................  9
     3.5        Litigation..................................................  9
     3.6        Compliance with Laws........................................ 10
     3.7        Capitalization.............................................. 10
     3.8        No Default or Breach........................................ 11
     3.9        Taxes....................................................... 11
     3.10       Financial Statements........................................ 12
     3.11       No Material Adverse Change; Ordinary Course of Business..... 12
     3.12       SEC Documents............................................... 12
     3.13       Investment Company.......................................... 13
     3.14       Private Offering............................................ 13
     3.15       Employee Benefit Plans...................................... 13
     3.16       Title to Assets............................................. 14
     3.17       Intellectual Property....................................... 14
     3.18       Trade Relations............................................. 14
     3.19       Contracts and Other Agreements.............................. 15
     3.20       Liabilities................................................. 15
     3.21       Broker's, Finder's or Similar Fees.......................... 15
     3.22       Disclosure; Agreement and Other Documents................... 15

                                                                           Page
                                                                           ----

ARTICLE 4       REPRESENTATIONS AND WARRANTIES OF
                THE PURCHASERS.............................................. 16

     4.1        Existence and Power......................................... 16
     4.2        Authorization; No Contravention............................. 16
     4.3        Governmental Authorization; Third Party Consents............ 16
     4.4        Binding Effect.............................................. 16
     4.5        Purchase for Own Account.................................... 17
     4.6        Accreditation; Sophistication; Other Securities
                Laws Matters................................................ 18
     4.7        Broker's, Finder's or Similar Fees.......................... 18

ARTICLE 5       CONDITIONS TO THE OBLIGATION OF
                THE PURCHASERS TO CLOSE..................................... 18

     5.1        Representations and Warranties.............................. 18
     5.2        Compliance with this Agreement.............................. 18
     5.3        Clerk's Certificate......................................... 18
     5.4        Officers' Certificate....................................... 19
     5.5        Documents................................................... 19
     5.6        Filing of Certificate of Designation........................ 19
     5.7        Amended and Restated Registration Rights Agreement.......... 19
     5.8        Opinion of Counsel.......................................... 19
     5.9        Approval of Counsel to the Purchasers....................... 19
     5.10       Purchased Shares............................................ 20
     5.11       Warrants.................................................... 20
     5.12       Consents and Approvals...................................... 20
     5.13       No Litigation............................................... 20
     5.14       No Material Judgment or Order............................... 20
     5.15       No Material Adverse Change.................................. 21
     5.16       Amendment to Note and Warrant Purchase Agreements........... 21
     5.17       Restructuring Charges....................................... 21

ARTICLE 6       CONDITIONS TO THE OBLIGATION OF
                THE COMPANY TO CLOSE........................................ 21

     6.1        Representations and Warranties.............................. 21
     6.2        Compliance with this Agreement.............................. 22
     6.3        General Partners' Certificates.............................. 22
     6.4        Amended and Restated Registration Rights Agreement.......... 22
     6.5        Approval of Counsel to the Company.......................... 22
     6.6        Consents and Approvals...................................... 22
     6.7        No Litigation............................................... 22

     6.8        Payment of Purchase Price................................... 23
     6.9        No Material Judgment or Order............................... 23

ARTICLE 7       INDEMNIFICATION............................................. 23

     7.1        Indemnification............................................. 23
     7.2        Notification................................................ 24
     7.3        Amended and Restated Registration Rights Agreement.......... 25

ARTICLE 8       AFFIRMATIVE COVENANTS....................................... 25

     8.1        Preservation of Existence................................... 25
     8.2        Financial Statements and Other Information.................. 26
     8.3        Reservation of Shares....................................... 27
     8.4        Registration and Listing.................................... 27

ARTICLE 9       TERMINATION OF AGREEMENT.................................... 28

     9.1        Termination................................................. 28
     9.2        Survival.................................................... 29

ARTICLE 10      MISCELLANEOUS............................................... 29

     10.1       Standstill Covenant......................................... 29
     10.2       Survival of Representations and Warranties.................. 29
     10.3       Notices..................................................... 29
     10.4       Successors and Assigns...................................... 31
     10.5       Amendment and Waiver........................................ 31
     10.6       Counterparts................................................ 31
     10.7       Headings.................................................... 31
     10.8       GOVERNING LAW............................................... 31
     10.9       Severability................................................ 32
     10.10      Rules of Construction....................................... 32
     10.11      Entire Agreement............................................ 32
     10.12      Fees........................................................ 32
     10.13      Publicity; Confidentiality.................................. 32
     10.14      Further Assurances.......................................... 33
     10.15      Schedules................................................... 33

EXHIBITS

A             Form of Warrant
B             Certificate of Designation
C             Amended and Restated Registration Rights Agreement
D             Form of Testa, Hurwitz Opinion



SCHEDULES

1             Purchased Shares, Warrants and Purchase Price
3.5           Litigation of the Company
3.6(c)        Material Expenditures to Comply with Existing Requirements of Law
3.7           Options, Warrants, Conversion Privileges or Other Rights
3.8           Defaults or Breaches of Contractual Obligations
3.11          Material Adverse Changes; Transaction Outside the Ordinary Course
3.16          Title to Assets and Properties
3.17(a)       Intellectual Property Not Owned or Licensed by the Company
3.17(b)       Infringements of the Company
3.17(c)       Intellectual Property Litigation
3.18          Trade Relations
3.19          Defaults under Contractual Obligations

                        CONVERTIBLE PREFERRED STOCK AND
                           WARRANT PURCHASE AGREEMENT



       AGREEMENT, dated July 19, 1996 (this "Agreement"), among Marcam Corporation, a Massachusetts corporation (the "Company"), General Atlantic Partners 32, L.P., a Delaware limited partnership ("GAP LP"), and GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment" and, together with GAP LP, the "Purchasers").

       WHEREAS, upon the terms and conditions set forth in this Agreement, the Company proposes to issue and sell to (a) GAP LP (i) for an aggregate purchase price of $8,200,305, an aggregate of 86,319 shares of Series E Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Series E Preferred Stock") and (ii) for an aggregate purchase price of $431,595, a warrant (the "GAP LP Warrant") to purchase, subject to the terms and conditions thereof, an aggregate of 863,190 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") for an aggregate exercise price of $15.36 per share, containing the terms and conditions set forth in the form of warrant attached hereto as Exhibit A, and (b) GAP Coinvestment (i) for an
                           ---------
aggregate purchase price of $1,299,695, an aggregate of 13,681 shares of Series E Preferred Stock and (ii) for an aggregate purchase price of $68,405, a warrant (the "GAPCO Warrant" and, together with the GAP LP Warrant, the "Warrants") to purchase, subject to the terms and conditions thereof, an aggregate of 136,810 shares of Common Stock for an aggregate exercise price of $15.36 per share, containing the terms and conditions set forth in the form of warrant attached hereto as Exhibit A; and
          ---------

       WHEREAS, each share of Series E Preferred Stock is convertible (subject to adjustment) into ten (10) shares of Common Stock and all of the shares of Series E Preferred Stock being purchased by the Purchasers pursuant to this Agreement are convertible (subject to adjustment) into 1,000,000 shares of Common Stock.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

        1.1  Definitions.  As used in this Agreement, and unless the context
             -----------
requires a different meaning, the following terms have the meanings indicated:

       "Affiliate" shall mean any Person who is an "affiliate" as defined in
        ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act.  In
addition, the following shall be deemed to be Affiliates of GAP LP:   (a) GAP
LLC, the members of GAP LLC, the limited partners of GAP LP and the limited partners of GAP 21; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP LP and the limited partners of GAP 21; (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. In addition, GAP LP, GAP 21 and GAP Coinvestment shall be deemed to be Affiliates of one another.

       "Agreement" means this Agreement as the same may be amended, supplemented
        ---------
or modified in accordance with the terms hereof.

       "Amended and Restated Registration Rights Agreement" means the Amended
        --------------------------------------------------
and Restated Registration Rights Agreement substantially in the form attached hereto as Exhibit C.
          ---------

       "Audited Financial Statements" has the meaning set forth in Section 3.10
        ----------------------------
of this Agreement.

       "Board of Directors" means the Board of Directors of the Company.
        ------------------

       "Business Day" means any day other than a Saturday, Sunday or other day
        ------------
on which commercial banks in the State of New York or the Commonwealth of Massachusetts are authorized or required by law or executive order to close.

       "By-laws" means the amended and restated by-laws of the Company, as the
        -------
same may have been amended and as in effect on the Closing Date.

       "Capital Lease Obligations" of any Person shall mean, as of the date of
        -------------------------
determination, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations, as of the date of determination, shall be the capitalized amount thereof at such time determined in accordance with GAAP consistently applied.

       "Certificate of Designation" means the Certificate of Designation with
        --------------------------
respect to the Series E Preferred Stock adopted by the Board of Directors and filed with the Secretary of State of the Commonwealth of Massachusetts on or before the Closing Date substantially in the form attached hereto as Exhibit B.
                                                                     ---------

       "Certificate of Incorporation" means the articles of organization of the
        ----------------------------
Company, as the same may have been amended and as in effect on the Closing Date.

       "Closing" has the meaning set forth in Section 2.4 of this Agreement.
        -------

       "Closing Date" means the date specified in Section 2.4 of this Agreement.
        ------------

       "Code" means the Internal Revenue Code of 1986, as amended, or any
        ----
successor statute thereto.

       "Commission" means the Securities and Exchange Commission or any similar
        ----------
agency then having jurisdiction to enforce the Securities Act.

       "Common Stock" means the Common Stock, par value $.01 per share, of the
        ------------
Company and any other capital stock of the Company into which such stock is reclassified or reconstituted.

       "Company" has the meaning ascribed to such term in the recital to this
        -------
Agreement.

       "Condition of the Company" means the assets, business, properties,
        ------------------------
operations or financial condition of the Company and the Subsidiaries, taken as a whole.

       "Contractual Obligations" means as to any Person, any provision of any
        -----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

       "Environmental Laws" means federal, state and local laws, principles of
        ------------------
common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as
        -----
amended (or any successor statute thereto).

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, (or
        ------------
any successor statute thereto) and the rules and regulations of the Commission promulgated thereunder.

       "Financial Statements" has the meaning set forth in Section 3.10 of this
        --------------------
Agreement.

       "GAAP" means generally accepted United States accounting principles in
        ----
effect from time to time.

       "GAP Coinvestment" has the meaning ascribed to such term in the recital
        ----------------
to this Agreement.

       "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
        -------
liability company and the general partner of GAP LP and GAP 21.

       "GAP LP" has the meaning ascribed to such term in the recital to this
        ------
Agreement.

       "GAP LP Warrant" has the meaning ascribed to such term in the recital to
        --------------
this Agreement.

       "GAP 21" means General Atlantic Partners 21, L.P., a Delaware limited
        ------
partnership.

       "GAPCO Warrant" has the meaning ascribed to such term in the recital to
        -------------
this Agreement.

       "Governmental Authority" means the government of any state, city,
        ----------------------
locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

       "Liabilities" has the meaning set forth in Section 3.20 of this
        -----------
Agreement.

       "Lien" means any mortgage, deed of trust, pledge, hypothecation,
        ----
assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever

(excluding preferred stock and equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

       "NASDAQ" means the Nasdaq National Market of the National Association of
        ------
Securities Dealers, Inc. Automated Quotation System.

       "Northwestern Mutual" means The Northwestern Mutual Life Insurance
        -------------------
Company, a Wisconsin corporation.

       "Person" means any individual, firm, corporation, partnership, limited
        ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

       "Purchased Shares" has the meaning set forth in Section 2.1 of this
        ----------------
Agreement.

       "Purchasers" has the meaning ascribed to such term in the recital to this
        ----------
Agreement.

       "Requirements of Law" means as to any Person, any law, treaty, rule,
        -------------------
regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or a stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

       "SEC Documents" means all registration statements, proxy statements,
        -------------
reports and other documents required to be filed by the Company under the Securities Act or the Exchange Act, and all amendments and supplements thereto, filed by the Company with the Commission since September 27, 1995, and with respect to all registration statements, proxy statements, reports and other documents required to be filed by the Company under the Securities Act or the Exchange Act since October 1, 1994, any amendments or supplements thereto, filed by the Company with the Commission since September 27, 1995.

       "Securities" means the Purchased Shares, the shares of Common Stock
        ----------
issuable upon conversion of the Purchased Shares, the Warrants and the Warrant Shares.

       "Securities Act" means the Securities Act of 1933, as amended, (or any
        --------------
successor or statute thereto) and the rules and regulations of the Commission promulgated thereunder.

       "Series D Agreement" means the Convertible Preferred Stock Purchase
        ------------------
Agreement, dated September 20, 1995, among the Company, GAP 21, GAP Coinvestment and Northwestern Mutual.

       "Series D Preferred Stock" means the Series D Convertible Preferred Stock
        ------------------------
of the Company, par value $1.00 per share.

       "Series E Preferred Stock" has the meaning assigned to such term in the
        ------------------------
recital to this Agreement.

       "Subsidiary" means, as of the relevant date of determination, with
        ----------
respect to any Person, a corporation or other entity of which 50% or more of the voting power of the outstanding voting equity securities or 50% or more of the outstanding economic equity interest is held, directly or indirectly, by such Person. Unless otherwise qualified, or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

       "Transaction Documents" means collectively, this Agreement, the
        ---------------------
Certificate of Designation and the Amended and Restated Registration Rights Agreement.

       "Unaudited Financial Statements" has the meaning set forth in Section
        ------------------------------
3.10 of this Agreement.

       "Warrant Shares" has the meaning set forth in Section 2.2 of this
        --------------
Agreement.

       "Warrants" has the meaning ascribed to such term in the recital to this
        --------
Agreement.

        1.2  Accounting Terms; Financial Statements.  All accounting terms used
             --------------------------------------
herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent certified public accountants regularly retained by the Company, conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur. If any changes in accounting principles are hereafter occasioned by promulgation of rules, regulations, pronouncements or opinions of or are otherwise required by, the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), and any of such changes results in a change in the method of calculation of, or affects the results of such calculation of, any of the standards or terms found herein, then the parties hereto agree to enter into and diligently pursue negotiations in order to amend such standards or terms so as to reflect fairly and equitably such changes, with the desired result that the criteria for evaluating the Company's financial condition and results of operations shall be the same after such changes as if such changes had not been made.


                                   ARTICLE 2

                              PURCHASE AND SALE OF
                     SERIES E PREFERRED STOCK AND WARRANTS
                     -------------------------------------

        2.1  Purchase and Sale of Series E Preferred Stock. Subject to the terms
             ---------------------------------------------
and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees that it will purchase from the Company, on the Closing Date, the aggregate number of shares of Series E Preferred Stock set forth opposite such Purchaser's name on Schedule 1 hereto,
                                                            ----------
for the aggregate purchase price set forth opposite such Purchaser's name on

Schedule 1 hereto (all of the shares of Series E Preferred Stock being purchased
- ----------
pursuant hereto being referred to herein as "Purchased Shares").

        2.2  Purchase and Sale of Warrants.  Subject to the terms and conditions
             -----------------------------
herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees that it will purchase from the Company, on the Closing Date, for the aggregate purchase price set forth opposite such Purchaser's name on Schedule 1 hereto, the Warrants to purchase
                                  ----------
the aggregate number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1 hereto (all of the shares of Common Stock
                    ----------
issuable upon exercise of the Warrants being purchased pursuant hereto being referred to herein as the "Warrant Shares").

        2.3  Certificate of Designation.  The Purchased Shares will have the
             --------------------------
rights and preferences set forth in the Certificate of Designation.

        2.4  Closing.  Unless this Agreement shall have terminated pursuant to
             -------
Article 9 and subject to the satisfaction or waiver of the conditions set forth in Articles 5 and 6 (except for Sections 5.10, 5.11 and 6.8 which shall occur simultaneously with the Closing (as hereinafter defined)), the closing of the purchase and issuance of the Purchased Shares and the Warrants (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, at 10:00 a.m., local time, on July 23, 1996, or at such time and on such date that the Company and the Purchasers may agree in writing (the "Closing Date"). On the Closing Date, the Company shall deliver to the Purchasers (a) stock certificates representing the Purchased Shares and (b) the Warrants, against delivery by the Purchasers to the Company of the aggregate purchase price therefor by wire transfer of immediately available funds.


                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

        The Company represents and warrants to the Purchasers as follows:

        3.1  Corporate Existence and Power.  Each of the Company and its
             -----------------------------
Subsidiaries (a) is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged as described in the SEC Documents;
(c) is duly qualified as a foreign corpo ration, licensed and in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to do so or be so would not have a material adverse effect on the Condition of the Company; and (d) has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents.

        3.2 Corporate Authorization; No Contravention. The execution, delivery
            -----------------------------------------
and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby, including, without limitation, the sale, issuance and delivery of the Securities
(a) are within the Company's corporate power and have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation or By-laws, or any organizational or governing documents, or any amendment thereof, of the Subsidiaries; (c) do not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any material Contractual Obligation of the Company or any of its Subsidiaries, or any Requirement of Law applicable to the Company or any of its Subsidiaries; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company or any of the Subsidiaries except for those Orders, the violation of which would not have a material adverse effect on the Condition of the Company. Neither the Company nor any of its Subsidiaries previously entered into any agreement which is currently in effect or by which the Company is currently bound, granting any rights to any Person which are inconsistent with the rights to be granted by the Company in this Agreement and each of the other Transaction Documents.

        3.3  Governmental Authorization; Third Party Consents.  Other than (a)
             ------------------------------------------------
the filing and approval of an application for the listing on NASDAQ of the shares of Common Stock issuable upon conversion of the Purchased Shares and exercise of the Warrants, (b) the filing of the Certificate of Designation, (c) those required pursuant to the applicable state securities or "blue sky" laws, with respect to the offer and sale of the Securities and (d) with respect to the performance by the Company of the Registration Rights Agreement, the registration of the Registrable Securities (as defined in the Registration Rights Agreement) covered thereby with the Commission and the registration or qualification of such Registrable Securities and other filings pursuant to applicable state securities or "blue sky" laws, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, including, without limitation, any approval or authorization of the Company's stockholders, any further approval of the Board of Directors or any approval of NASDAQ, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Securities) by the Company of this Agreement, each of the other Transaction Documents and the transactions contemplated hereby or thereby.

        3.4  Binding Effect.  This Agreement and each of the other Transaction
             --------------
Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

        3.5  Litigation.  Except as set forth in the SEC Documents or Schedule
             ----------                                               --------
3.5, there are no actions, suits, proceedings, claims, complaints, disputes or
- ---
investigations pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries and with respect to which the Company or any of its Subsidiaries is responsible by way of indemnity or otherwise, which would, if adversely determined, (a) have a material adverse effect on the Condition of the Company or (b) have an adverse effect on the ability of the Company to perform its obligations under this Agreement and each of the other Transaction Documents. No Order has been issued by any court or other Governmental Authority against the

Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

        3.6  Compliance with Laws.
             --------------------

          (a) Each of the Company and its Subsidiaries is in compliance with all Requirements of Law in all respects, except to the extent that the failure to comply with such Requirements of Law would not have a material adverse effect on the Condition of the Company.

          (b) (i) Each of the Company and its Subsidiaries has all licenses, permits, orders or approvals of any Governmental Authority (collectively, "Permits") that are material to or necessary for the conduct of the business of the Company in the manner described in the SEC Documents, except to the extent that the failure to have such Permits would not have a material adverse effect on the Condition of the Company; (ii) such Permits are in full force and effect; and (iii) no violations are or have been recorded in respect of any Permit.

          (c) Except as set forth on Schedule 3.6(c), no material expenditure is
                                     ---------------
presently required by the Company or any of its Subsidiaries to comply with any existing Requirement of Law.

          (d) The property, assets and operations at any time owned or leased by the Company have been in compliance in all material respects with all applicable Environmental Laws, while so owned or leased.

        3.7  Capitalization.  On the Closing Date, the authorized capital stock
             --------------
of the Company shall consist of (a) 30,000,000 shares of Common Stock, of which 11,426,068 shares are issued and outstanding as of the close of business on July 17, 1996 and (b) 1,000,000 shares of preferred stock, par value $1.00 per share, of which (i) one share has been designated as Series A Preferred Stock, of which no shares are issued and outstanding, (ii) one share has been designated as Series B Preferred Stock, of which no shares are issued and outstanding, (iii) one share has been designated as Series C Preferred Stock, of which one share is issued and outstanding, (iv) 225,000 shares have been designated as Series D Preferred Stock, of which 225,000 shares are issued and outstanding on the date hereof and on the Closing Date and held by GAP LP, GAP Coinvestment and Northwestern Mutual and (v) 100,000 shares have been designated as Series E Preferred Stock, of which no shares are issued and outstanding on the date hereof and of which 100,000 shares shall be issued and outstanding after giving effect to the transactions contemplated hereby. The Company has reserved an aggregate of 1,000,000 shares of Common Stock for issuance upon conversion of the Purchased Shares and 1,000,000 shares of

Common Stock for issuance upon exercise of the Warrants.  Except as set forth in
Schedule 3.7 and except for the Warrants and stock options and other stock
- ------------
rights authorized for issuance pursuant to the Company's stock plans and employee purchase plans described in the SEC Documents, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued or unauthorized shares or treasury shares of the Company's capital stock. The Purchased Shares are duly authorized and, when issued and sold to the Purchasers after payment therefor, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Purchased Shares and the exercise of the Warrants are duly authorized and, when issued in compliance with the provisions of this Agreement, the Certificate of Incorporation, the Certificate of Designation (in the case of the shares of Common Stock issuable upon conversion of the Purchased Shares) and the Warrants (in the case of the Warrant Shares) will be validly issued, fully paid and nonassessable. The issued and outstanding shares of Common Stock are all duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance with the registration and qualification requirements of all applicable federal securities laws.

        3.8  No Default or Breach.  Except as set forth in Schedule 3.8, neither
             --------------------                          ------------
the Company nor any of its Subsidiaries has received notice of, and is not in, default under or with respect to any, Contractual Obligation in any respect, which, individually or together with all such defaults, could have a material adverse effect on the Condition of the Company, or which could materially adversely affect the ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents.

        3.9  Taxes. Each of the Company and its Subsidiaries has filed or caused
             -----
to be filed, or has properly filed extensions for, all tax returns which are required to be filed for federal, state, local and foreign tax purposes and has paid or caused to be paid all taxes required to be paid by it and all assessments received by it to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. Each of the Company and its Subsidiaries has paid or caused to be paid, or has established reserves that are adequate in all material respects, for all tax liabilities applicable to the Company and its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

        3.10 Financial Statements.  The Company has heretofore delivered to
             --------------------
the Purchasers true and correct copies of its audited consolidated financial statements of the Company and its Subsidiaries (balance sheet and statements of operations, cash flows and shareholders' equity, together with the notes thereto) for the fiscal year ended and as at September 30, 1995 (the "Audited Financial Statements"), and the unaudited consolidated financial statements (balance sheet and statement of operations) for the six (6) months ended and as at March 31, 1996 (the "Unaudited Financial Statements"; the Audited Financial Statements and Unaudited Financial Statements being collectively referred to as the "Financial Statements"). The Financial Statements comply in all material respects with the requirements of the Exchange Act and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except as may be indicated therein or in the notes thereto and except that the Unaudited Financial Statements do not contain full footnotes or typical year-end adjustments. The Financial Statements fairly present the consolidated financial condition, operating results and cash flows of the Company as of the respective dates and for the respective periods indicated in accordance with GAAP, subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments.

        3.11 No Material Adverse Change; Ordinary Course of Business. Except
             -------------------------------------------------------
as set forth in the SEC Documents or Schedule 3.11 hereto and except as
                                     -------------
previously disclosed to the Purchasers in writing, (i) since September 27, 1995, there has not been any material adverse change in the Condition of the Company and (ii) since March 31, 1996, neither the Company nor any of its Subsidiaries has participated in any transaction or acted outside the ordinary course of business.

        3.12 SEC Documents.
             -------------

          (a) The Company has (i) filed all SEC Documents required to be filed by it since September 27, 1995 under the Securities Act or the Exchange Act, and all amendments thereto and (ii) delivered to the Purchasers true and complete copies of (v) its Annual Report on Form 10-K for the fiscal year ended September 30, 1995 (as amended on February 7, 1996 and June 28, 1996), as filed with the Commission, (w) the Company's Quarterly Report on Form 10-Q for each of the quarters ended December 31, 1995, and March 31, 1996, each as filed with the Commission, (x) its Current Reports on Form 8-K filed with the Commission since September 27, 1995, (y) its proxy or information statements relating to meetings of, or actions without a meeting by, the stockholders of the Company held since September 27, 1995 and (z) all other SEC Documents.

          (b) As of its filing date, each SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein), in each case as amended, referred to in subsection (a)(ii) above (i) complied in all material respects with the applicable requirements of the Exchange Act and (ii) did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (c) The Company has (i) delivered to the Purchasers true and complete copies of (x) all correspondence relating to the Company between the Commission and the Company or its legal counsel and, to the knowledge of the Company, accountants since September 27, 1995 (other than routine filing packages and cover letters) and (y) all correspondence between the Company or its counsel and the Company's auditors since September 27, 1995, relating to any audit, financial review or preparation of financial statements of the Company (other than correspondence which the Company reasonably believes is subject to a privilege), and (ii) disclosed to the Purchasers the content of all material discussions between the Commission and the Company or its legal counsel and, to the Company's knowledge, accountants concerning the adequacy or form of any SEC Document filed with the Commission since September 27, 1995. The Company is not aware of any issues raised by the Commission with respect to any of the SEC Documents, other than those disclosed to the Purchasers pursuant to this subsection (c).

        3.13 Investment Company.  The Company is not an "investment company"
             ------------------
within the meaning of the Investment Company Act of 1940, as amended.

        3.14 Private Offering.  No form of general solicitation or general
             ----------------
advertising was used by the Company or its representatives in connection with the offer or sale of the Purchased Shares or the Warrants. No registration of the Purchased Shares or the Warrants, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, is required on the date hereof or on the Closing Date by the offer, sale or issuance of the Securities. The Company hereby agrees that neither it nor anyone acting on its behalf, will offer to sell the Purchased Shares or the Warrants or any other security so as to require the registration of the Purchased Shares or the Warrants, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such securities are so registered.

        3.15 Employee Benefit Plans.  All employee benefit plans (as defined
             ----------------------
in Section 3(3) of ERISA) or arrangements of the Company or any of the Subsidiaries are in substantial compliance with all applicable Requirements of Law. The execution and delivery of this Agreement and each of the other Transaction Documents, the purchase and sale of the Purchased Shares and the Warrants hereunder and the consummation of the transactions contemplated hereby and thereby will not result in any prohibited transaction within the meaning of
Section 406 of ERISA or Section 4975 of the Code, assuming that none of the consideration received by the Company pursuant to this Agreement is derived from the assets of any employee benefit plan.

        3.16 Title to Assets.  Except as set forth in Schedule 3.16, each of
             ---------------                          -------------
the Company and its Subsidiaries has good and marketable title to all of its properties and assets used in the business described in the SEC Documents and reflected as owned on the Financial Statements or so described in any Schedule hereto, in each case free and clear of any Lien, except for (a) Liens specifically described on the notes to the Financial Statements and (b) Liens not material to the Condition of the Company.

        3.17 Intellectual Property.
             ---------------------

          (a) Except as set forth in Schedule 3.17(a), the Company owns or is
                                     ----------------
licensed or otherwise has the right to use, and will continue to own, be licensed or have the right to use immediately following the Closing, all trademarks, service marks, trade names, copyrights, trade secrets, licenses, franchises and other rights, all products, processes and methods, computer software, computer programs and similar intangible assets of the Company (collectively, "Intellectual Property") that are necessary for the operation of its business as described in the SEC Documents.

          (b) Except as set forth on Schedule 3.17(b), to the knowledge of the
                                     ----------------
Company, none of the Intellectual Property currently sold or licensed to third parties by the Company infringes upon or otherwise violates any Intellectual Property rights of others.

          (c) Except as set forth on Schedule 3.17(c), no litigation is pending
                                     ----------------
and no claim has been made in writing against the Company or, to the knowledge of the Company, is threatened, contesting the right of the Company to sell or license to third parties or use the Intellectual Property presently sold or licensed to third parties or used by the Company.

        3.18 Trade Relations.  Except as set forth in the SEC Documents and
             ---------------
Schedule 3.18, there exists no actual or threatened termination, cancellation or
- -------------
limitation of, or any adverse modification or change in, the business relationship of the Company or any of its Subsidiaries with, or the Company's or any of the Subsidi aries' business with, any customer or any group of customers whose purchases are individually or in the aggregate material to the business of the Company or any of its Subsidiaries as described in the SEC Documents, or with any material supplier, and there exists no present condition or state of fact or circumstances that would materially adversely affect the Condition of the Company or prevent the Company from conducting its business after the consummation of the transactions contemplated by this Agreement and each of the other Transaction Documents, in substantially the same manner in which such business has heretofore been conducted and described in the SEC Documents.

        3.19 Contracts and Other Agreements.  All of the Contractual
             ------------------------------
Obligations of the Company or any of its Subsidiaries that are currently in effect and are required to be described in the SEC Documents or to be filed as exhibits thereto are (a) described in the SEC Documents or filed as exhibits thereto and
(b) valid, subsisting, in full force and effect and binding upon the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, the other parties thereto, in accordance with their terms. Except as set forth on

Schedule 3.19, the Company has paid in full or accrued all material amounts due
- -------------
thereunder and has satisfied in full or provided for all of its currently matured liabilities and obligations thereunder, and is not in default under any of them. Except as set forth on Schedule 3.19, no other party to any such
                                 -------------
Contractual Obligation is in breach thereof or in default thereunder, nor to the knowledge of the Company, does any condition exist that with notice or lapse of time or both will constitute a breach thereof or default thereunder by such other party, except for such breaches or defaults that would not have a material adverse effect on the Condition of the Company.

        3.20     Liabilities.  As at March 31, 1996, neither the Company nor any
                 -----------
of its Subsidiaries had any direct or indirect obligation or liability required by GAAP to be set forth on its financial statements or the footnotes thereto (the "Liabilities") that were not fully and adequately reflected or reserved against in the Financial Statements.

        3.21     Broker's, Finder's or Similar Fees.  There are no brokerage
                 ----------------------------------
commissions, finder's fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries or any action taken by any such entity.

        3.22     Disclosure; Agreement and Other Documents.  This Agreement,
                 -----------------------------------------
each of the other Transaction Documents and each of the certificates furnished to the Purchasers by the Company in connection with the purchase and sale of the Purchased Shares and the Warrants at or prior to the Closing, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circum stances under which they were made, not misleading.

                                   ARTICLE 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

       Each of the Purchasers hereby represents and warrants (severally as to itself and not jointly) to the Company as follows:

        4.1 Existence and Power.  Such Purchaser (a) is a partnership duly
            -------------------
organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

        4.2  Authorization; No Contravention.  The execution, delivery and
             -------------------------------
performance by such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, including, without limitation, the purchase of the Purchased Shares and the Warrants, (a) have been duly authorized by all necessary partnership action, (b) do not contravene the terms of such Purchaser's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of such Purchaser, or any Requirement of Law applicable to such Purchaser.

        4.3  Governmental Authorization; Third Party Consents.  No approval,
             ------------------------------------------------
consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares and the Warrants) by, or enforcement against, such Purchaser of this Agreement, each of the other Transaction Documents to which it is a party and the transactions contemplated hereby or thereby.

        4.4  Binding Effect.  This Agreement and each of the other Transaction
             --------------
Documents to which it is a party have been duly executed and delivered by such Purchaser and constitute the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

        4.5  Purchase for Own Account.  The Purchased Shares and the Warrants to
             ------------------------
be acquired by such Purchaser pursuant to this Agreement are being or will be acquired for its own account and with no intention of distributing or reselling such Purchased Shares or Warrants or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such Purchased Shares or Warrants under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any of the Securities, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Such Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates repre senting the Securities substantially to the following effect:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRA TION REQUIREMENTS OF THE ACT."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT AMONG MARCAM CORPORATION AND THE ORIGINAL PURCHASERS OF THE PREFERRED STOCK REPRE SENTED HEREBY. TRANSFEREES OF SUCH SECURITIES SHOULD REVIEW SUCH AGREEMENT TO DETERMINE THEIR RIGHTS."

       The Company will, at the request of any Purchaser accompanied by the stock certificates governed by such request, promptly issue new stock certificates replacing the certificates so surrendered, which new stock certificates shall not bear the legend set forth above in this Section 4.5;

provided, that the Company shall not be obligated to remove such legend until
- --------
the Company receives an opinion from counsel to such Purchaser (which may be such Purchaser's in-house counsel) to the effect that the Purchased Shares represented by such certificates may be sold by such Purchaser in accordance with Rule 144 under the Securities Act, or that such legend may be lawfully removed.

        4.6  Accreditation; Sophistication; Other Securities Laws Matters. Such
             ------------------------------------------------------------
Purchaser (a) is an "accredited investor" within the meaning of Rule 501 under the Securities Act; (b) has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; and (c) has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

        4.7  Broker's, Finder's or Similar Fees.  There are no brokerage
             ----------------------------------
commissions, finder's fees or similar fees or commissions payable by the Purchasers or any of them, in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

                                   ARTICLE 5

                          CONDITIONS TO THE OBLIGATION
                           OF THE PURCHASERS TO CLOSE
                          ----------------------------

       The obligation of the Purchasers to purchase the Purchased Shares and the Warrants, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchasers of the following conditions on or before the Closing Date.

        5.1  Representations and Warranties.  The representations and warranties
             ------------------------------
of the Company contained in Article 3 hereof shall be true and correct in all material respects at and on the Closing Date as if made at and on such date, except to the extent that any representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such date and except for any activities or transactions which may have taken place after the date hereof which are contemplated by this Agreement.

        5.2  Compliance with this Agreement.  The Company shall have performed
             ------------------------------
and complied in all material respects with all of its agreements and conditions set forth herein that are required to be performed or complied with by the Company on or before the Closing Date.

        5.3  Clerk's Certificate.  The Purchasers shall have received a
             -------------------
certificate from the Company, in form and substance satisfactory to the Purchasers, dated the Closing Date and signed by the Clerk or an Assistant Clerk of the Company, certifying (a) that the attached copies of the Certificate of Incorporation, the By-laws and resolutions of the Board of Directors of the Company approving this Agreement, each of the other Transaction Documents and the transactions contemplated hereby and thereby, are all true, complete and correct and remain unamended and in full force and effect, and (b) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, each of the other Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

        5.4  Officers' Certificate.  The Purchasers shall have received a
             ---------------------
certificate from the Company, in form and substance satisfactory to the Purchasers, dated the Closing Date and signed by the Company's Chief Executive Officer and its Chief Financial Officer, certifying that (a) the representations and warranties of the Company contained in Article 3 hereof are true and correct in all material respects on the Closing Date and (b) the Company has performed and complied with in all material respects all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

        5.5  Documents.  The Purchasers shall have received true, complete and
             ---------
correct copies of such documents as they may reasonably request in connection with or relating to the issue and sale of the Purchased Shares and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Purchasers.

        5.6  Filing of Certificate of Designation.  The Certificate of
             ------------------------------------
Designation shall have been duly filed by the Company with the Secretary of State of the Commonwealth of Massachusetts in accordance with the Massachusetts Business Corporation Law.

        5.7  Amended and Restated Registration Rights Agreement. The Company and
             --------------------------------------------------
Northwestern Mutual shall have duly executed and delivered the Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit C.
          ---------

        5.8  Opinion of Counsel.  The Purchasers shall have received an opinion
             ------------------
of counsel to the Company, dated the Closing Date, relating to the transactions contemplated hereby or referred to herein, substantially in the form attached hereto as Exhibit D.
          ---------

        5.9  Approval of Counsel to the Purchasers.  All actions and proceedings
             -------------------------------------
hereunder and all documents required to be delivered by the Company hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been acceptable to Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Purchasers, in their reasonable judgment as to their form and substance.

        5.10 Purchased Shares.  The Company shall have delivered to each of the
             ----------------
Purchasers stock certificates in definitive form representing the number of Purchased Shares set forth opposite such Purchaser's name on Schedule 1 hereto
                                                             ----------
and registered in the name of such Purchaser.

        5.11 Warrants.  The Company shall have duly executed and delivered
             --------
to GAP LP the GAP LP Warrant and to GAP Coinvestment the GAPCO Warrant, each substantially in the form attached hereto as Exhibit A.
                                             ---------

        5.12 Consents and Approvals.  All consents, exemptions,
             ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Company which are necessary or required in connection with the execution, delivery or performance (including, without limitation, the issuance of the Purchased Shares, the Warrants, shares of Common Stock issuable upon conversion of the Purchased Shares and the exercise of the Warrants) by, or enforcement against, the Company of this Agreement and each of the other Transaction Documents shall have been obtained and be in full force and effect, and each of the Purchasers shall have been furnished with appropriate evidence thereof.

        5.13 No Litigation.  No action, suit, proceeding, claim or dispute
             -------------
shall have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries which would, if adversely determined, (a) have a material adverse effect on the Condition of the Company or (b) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents.

        5.14 No Material Judgment or Order.  There shall not be on the
             -----------------------------
Closing Date any Order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which would, in the judgment of the Purchasers, (a) prohibit or restrict (i) the purchase of the Purchased Shares or (ii) the consummation of the transactions contemplated by this Agreement, (b) subject the Purchasers to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Purchased Shares were to be purchased hereunder or (c) restrict the operation of the business of the Company or any of the Subsidiaries as conducted on the date hereof in a manner that would have a material adverse effect on the Condition of the Company.

        5.15 No Material Adverse Change.  Since the date hereof, there shall
             --------------------------
have been no material adverse change in the Condition of the Company.

        5.16 Amendment to Note and Warrant Purchase Agreements.  The Company
             -------------------------------------------------
and the holders of at least 61% in principal amount of the Company's 9.82% Subordinated Notes due April 30, 2001 outstanding shall have duly executed and delivered to the Purchasers an amendment to Section 6.10 of the Note and Warrant Purchase Agreements, each dated May 12, 1994 (as amended, the "Note and Warrant Purchase Agreements"), among the Company and the each of the parties listed on Annex 1 thereto, stating that the Company will not at the end of any fiscal quarter permit Consolidated Net Worth (as defined in the Note and Warrant Purchase Agreements) to be less than (i) $1,000,000 plus (ii) on a cumulative
                                                    ----
basis, 50% of the Company's Consolidated Net Income (as defined in the Note and Warrant Purchase Agreements), if positive, for each fiscal quarter ending after March 31, 1996.

        5.17 Restructuring Charges.  The Company shall have (a) completed
             ---------------------
the planning of its restructuring program, begun its implementation and determined the aggregate amount of charges attributable to such restructuring, which amount shall be satisfactory to GAP LP and GAP Coinvestment, (b) determined that such restructuring charges shall be taken in the third and fourth quarters of its fiscal year ending September 30, 1996, and (c) agreed to make a public announcement that such restructuring charges will be taken in the third and fourth quarters of fiscal year 1996.


                                   ARTICLE 6

                         CONDITIONS TO THE OBLIGATION
                            OF THE COMPANY TO CLOSE
                         ----------------------------

       The obligations of the Company to issue and sell the Purchased Shares and the Warrants and to perform its other obligations hereunder, shall be subject to the satisfaction as determined by, or waiver by, the Company of the following conditions on or before the Closing Date:

        6.1  Representations and Warranties.  The representations and warranties
             ------------------------------
of the Purchasers contained in Article 4 hereof shall be true and correct on at and on the Closing Date as if made at and on such date, except to the extent that any representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such date and except for any activities or transactions which may have taken place after the date hereof which are contemplated by this Agreement.

        6.2  Compliance with this Agreement. The Purchasers shall have performed
             ------------------------------
and complied in all material respects with all of its agreements and conditions set forth herein that are required to be performed or complied with by the Purchasers on or before the Closing Date.

        6.3  General Partners' Certificates.  The Company shall have received a
             ------------------------------
certificate from the general partner of each of GAP LP and GAP Coinvestment, in form and substance satisfactory to the Company, dated the Closing Date and signed by such general partner(s), certifying that (a) the representations and warranties of the GAP LP or GAP Coinvestment, as the case may be, contained in
Article 4 hereof are true and correct in all material respects on the Closing Date and (b) GAP LP or GAP Coinvestment, as the case may be, has performed and complied with in all material respects all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by GAP LP or GAP Coinvestment, as the case may be, on or before the Closing Date.

        6.4  Amended and Restated Registration Rights Agreement.  The Purchasers
             --------------------------------------------------
shall have duly executed and delivered the Amended and Restated Registration Rights Agreement, substantially in the form attached hereto as Exhibit C.
                                                               ---------

        6.5  Approval of Counsel to the Company.  All actions and proceedings
             ----------------------------------
hereunder and all documents required to be delivered by the Purchasers hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been acceptable to Testa, Hurwitz & Thibeault, LLP, counsel to the Company, in their reasonable judgment as to their form and substance.

        6.6  Consents and Approvals.  All consents, exemptions, authorizations,
             ----------------------
or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Purchasers which are necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Purchased Shares, the Warrants, the shares of Common Stock issuable upon conversion of the Purchased Shares and the exercise of the Warrants) by, or enforcement against, the Purchasers of this Agreement shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof.

        6.7  No Litigation.  No action, suit, proceeding, claim or dispute shall
             -------------
have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority which would, if adversely determined, have a material adverse effect on the ability of the Purchasers to perform their obligations under this Agreement or any of the other Transaction Documents to which they are a party.

        6.8  Payment of Purchase Price.  The Company shall have received the
             -------------------------
aggregate purchase price for the Purchased Shares and the Warrants.

        6.9  No Material Judgment or Order.  There shall not be on the Closing
             -----------------------------
Date any Order of a court of competent jurisdiction or any ruling of any Governmental Authority or any condition imposed under any Requirement of Law which would, in the judgment of the Company, (a) prohibit or restrict (i) the sale of the Purchased Shares or the Warrants or (ii) the consummation of the transactions contemplated by this Agreement or (b) subject the Company to any penalty or other onerous condition under or pursuant to any Requirement of Law if the Purchased Shares or the Warrants were to be sold hereunder.


                                   ARTICLE 7

                                INDEMNIFICATION
                                ---------------

        7.1  Indemnification.  Except as otherwise provided in this Article 7,
             ---------------
the Company (the "Indemnifying Party"), agrees to indemnify, defend and hold harmless each of the Purchasers and their Affiliates and their respective officers, directors, agents, employees, subsidiaries, members, partners and controlling persons (each, an "Indemnified Party") to the fullest extent permitted by law from and against any and all Losses (as hereinafter defined) resulting from, arising out of or relating to any breach of any representation, warranty, covenant or agreement by the Company in this Agreement or the other Transaction Documents, including, without limitation, Losses arising out of or relating to any legal, administrative or other actions (including actions brought by the Purchasers or the Company or any equity holders of the Company or derivative actions brought by any Person claiming through or in the Company's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of this Agreement, each of the other Transaction Documents, the transactions contemplated hereby and thereby, or any Indemnified Party's role therein or in transactions contemplated hereby or thereby; provided, however, that the Indemnifying Parties shall not be
                   --------  -------
liable under this Section 7.1 to an Indemnified Party to the extent that it is finally judicially determined that such Losses resulted primarily from the material breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement; and provided, further, that if and to the extent that such
               --------  -------
indemnification is unenforceable for any reason, the Indemnifying Parties shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws. In con nection with the obligation of the Indemnifying Parties to indemnify for expenses as set forth above, the Indemnifying Parties shall, upon presentation of appropriate invoices containing reasonable detail, reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party; provided, however, that if an
                                                --------  -------
Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of
expenses shall be refunded to the extent it is finally judicially determined that the Losses in question resulted primarily from the willful misconduct or gross negligence of such Indemnified Party. Losses means all losses, claims (including any claim by a third party), damages, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities; provided, however, that Losses shall include only (a) direct out-
             --------  -------
of-pocket payments of judgments and settlements, costs and expenses of the Indemnified Parties and (b) diminution in value of the Purchased Shares directly attributable to a breach of any representation, warranty, covenant or agreement by the Company in this Agreement or the other Transaction Documents.

        7.2  Notification.  Each Indemnified Party under this Article 7 will,
             ------------
promptly after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Indemnifying Party under this
Article 7, notify the Indemnifying Party in writing of the commencement thereof. The omission of any Indemnified Party to so notify the Indemnifying Party of any such action shall not relieve the Indemnifying Party from any liability which they may have to such Indemnified Party (a) other than pursuant to this Article 7 or (b) under this Article 7 unless, and only to the extent that, such omission results in the Indemnifying Party's forfeiture of substantive rights or defenses. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any
                                              --------  -------
Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any action, claim or proceeding in which both the Indemnifying Party, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Indemnifying Party and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable;

provided, however, that the Indemnifying Party shall not be liable for the fees
- --------  -------
and expenses of more than one counsel to all Indemnified Parties. The Indemnifying Party agrees that it will not, without the prior written consent of the Purchasers, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Purchasers and each other

Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding and imposes no obligations upon such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without its written consent, which consent shall not be unreasonably withheld. The rights accorded to each Indemnified Party hereunder shall be the sole rights that such Indemnified Party may have at common law, by separate agreement or otherwise;

provided, however, that notwithstanding the foregoing or anything to the
- --------  -------
contrary contained in this Agreement, nothing in this Article 7 shall restrict or limit any rights that any Indem nified Party may have to seek equitable relief.

       7.3  Amended and Restated Registration Rights Agreement. Notwithstanding
            --------------------------------------------------
anything to the contrary contained in this Article 7, the indemnification and contribution provisions of the Amended and Restated Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.


                                   ARTICLE 8

                             AFFIRMATIVE COVENANTS
                             ---------------------

       The Company hereby covenants and agrees with the Purchasers with respect to this Article 8 so long as any shares of Preferred Stock, shares of Common Stock issuable upon the conversion thereof, the Warrants or the Warrant Shares are outstanding, except to the extent that a particular section of this Article 8 provides for an earlier termination as follows:

        8.1  Preservation of Existence.  From the date hereof until the Closing
             -------------------------
Date, the Company shall, and shall use its best efforts to cause its Subsidiaries to:

             (a) preserve and maintain in full force and effect its existence and good standing under the laws of its jurisdiction of formation or organization;

             (b) take all reasonable action to preserve and maintain in full force and effect all material rights, privileges, qualifications, applications, estimates, licenses and franchises necessary in the normal conduct of its business;

             (c) use its reasonable efforts to preserve its business organization;

             (d) conduct its business in accordance with sound business practices, keep its useful and necessary properties in good working order and condition (normal wear and tear excepted);

             (e) comply with all Requirements of Law and with the directions of any Governmental Authority having jurisdiction over the Company or any of the Subsidiaries or their respective business or property except to the extent that the failure to comply with any Requirements of Law would not have a material adverse effect on the Condition of the Company; and

             (f) file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by a Governmental Authority and that, if not timely filed, would have a material adverse effect on the Condition of the Company.

        8.2  Financial Statements and Other Information.  The Company shall
             ------------------------------------------
deliver to the Purchasers, in form and substance satisfactory to the Purchasers:

             (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and the related statements of operations and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management summary and analysis of the operations of the Company and its Subsidiaries for such fiscal year and by the opinion of a nationally recognized independent certified public accounting firm which report shall state without qualification that such consolidated financial statements present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis; provided, however, that the
                                                    --------  -------
delivery to each of the Purchasers of a copy of the Company's Annual Report on Form 10-K for each fiscal year shall satisfy the requirements of this Section 8.2(a);

             (b) commencing with the fiscal period ending on June 30, 1996, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related statements of operations and cash flows for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company as presenting fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis, subject to normal year-end audit adjustments and the absence of footnotes required by GAAP;

provided, however, that the delivery to each of the Purchasers of a copy of the
- --------  -------
Company's Quarterly Report on Form 10-Q for each fiscal quarter shall satisfy the requirements of this Section 8.2(b);

             (c) at any time when it is not subject to Section 13 or 15(d) of the Exchange Act, upon request, to the Purchasers, information of the type that would satisfy the requirement of subsection (d)(4)(i) of Rule 144A (or any similar successor provision) under the Securities Act; and

             (d) except as otherwise provided in Sections 8.2(a) and (b), promptly after the same are filed, copies of all registration statements, proxy statements, reports and other documents required to be filed by the Company under the Securities Act or the Exchange Act, and all amendments thereto.

        8.3  Reservation of Shares.  The Company shall at all times reserve and
             ---------------------
keep available out of its authorized shares of Common Stock, solely for the purpose of issue or delivery upon conversion of the Purchased Shares, as provided in the Certificate of Designation and the Certificate of Incorporation, and the exercise of the Warrants, the maximum number of shares of Common Stock that may be issuable or deliverable upon such conversion or exercise. Such shares of Common Stock are duly authorized and, when issued or delivered in accordance with the Certificate of Designation (in the case of the shares of Common Stock issuable upon conversion of the Purchased Shares) and the Warrants (in the case of the Warrant Shares), against payment therefor, shall be validly issued, fully paid and non-assessable. The Com pany shall issue such shares of Common Stock in accordance with the terms of this Agreement, the Certificate of Incorporation, the Certificate of Designation (in the case of the shares of Common Stock issuable upon conversion of the Purchased Shares) and the Warrants (in the case of the Warrant Shares), as the case may be, and otherwise comply with the terms hereof and thereof.

        8.4 Registration and Listing. If any shares of Common Stock required to
            ------------------------
be reserved for purposes of conversion of the Purchased Shares, as provided in the Certificate of Designation, or exercise of the Warrants, as provided in the Warrants, require registration with or approval of any Governmental Authority under any Federal or state or other applicable law before such shares of Common Stock may be issued or delivered upon conversion or exercise, the Company will in good faith and as expeditiously as possible cause such shares of Common Stock to be duly registered or approved, as the case may be, unless such registration or approval is required solely because of a breach of the Purchasers' representation contained in Section 4.5. So long as the shares of Common Stock are quoted on the NASDAQ or listed on any national securities exchange, the Company will, if permitted by the rules of such system or exchange, quote or list and keep quoted or listed on such system or exchange, upon official notice of issuance, all shares of Common Stock issuable or deliverable upon conversion of the Preferred Shares and exercise of the Warrants.


                                   ARTICLE 9

                            TERMINATION OF AGREEMENT
                            ------------------------

        9.1  Termination.  This Agreement may be terminated prior to the Closing
             -----------
as follows:

             (a) at any time on or prior to the Closing Date, by mutual written consent of the Company and the Purchasers; or

             (b) at the election of the Company or the Purchasers by written notice to the other parties hereto after 5:00 p.m., New York City time on July 26, 1996, if the transactions contemplated by this Agreement shall not have been consummated pursuant hereto, unless (i) the failure to consummate the transactions contemplated by this Agreement shall be as a result of the failure to obtain, or a delay in obtaining, the consents, exemptions, authorizations or other actions required to be obtained from Governmental Authorities pursuant to Sections 5.12 and 6.6, in which case such date shall be extended for a reasonable period of time or (ii) such date is extended by the mutual written consent of the Company and the Purchasers; or

             (c) at the election of the Company, if any one or more of the conditions to its obligation to close set forth in Article 6 has not been satisfied or waived and the Closing shall not have occurred on or before the scheduled Closing Date; or

             (d) at the election of the Purchasers, if any one or more of the conditions to its obligation to close set forth in Article 5 has not been satisfied or waived and the Closing shall not have occurred on or before the scheduled Closing Date; or

             (e) at the election of the Company, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Purchasers contained in this Agreement, which breach has not been cured within ten (10) Business Days of notice to the Purchasers of such breach; or

             (f) at the election of the Purchasers, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement, which breach has not been cured within ten
(10) Business Days notice to the Company of such breach.

If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 9.2.

        9.2  Survival.  If this Agreement is terminated and the transactions
             --------
contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect; provided, however, that (i) none
                                                --------  -------
of the parties hereto shall have any liability in respect of a termination of this Agreement pursuant to Section 9.1(a) or Section 9.1(b) and (ii) nothing shall relieve any party from any liability for actual damages resulting from a termination of this Agreement pursuant to Section 9.1(e) or 9.1(f); and provided
                                                                        --------
further, that none of the parties hereto shall have any liability for
- -------
speculative, indirect, unforeseeable or consequential damages resulting from a termination of this Agreement pursuant to Article 9.


                                   ARTICLE 10

                                 MISCELLANEOUS
                                 -------------

        10.1  Standstill Covenant.  Each of the Company and GAP LP hereby
              -------------------
covenants and agrees that (a) it shall abide and be restricted by the provisions of Article 9 of the Series D Agreement as if GAP LP had been a signatory to such Series D Agreement and (b) for purposes of Article 9 of the Series D Agreement, all Affiliates of GAP LP shall be deemed to be Affiliates of GAP 21.

        10.2  Survival of Representations and Warranties.  All of the
              ------------------------------------------
representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Purchasers, acceptance of the Purchased Shares and the Warrants, conversion of the Purchased Shares or exercise of the Warrants.

        10.3  Notices.  All notices, demands and other communications
              -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

              (a)  if to GAP LP or GAP Coinvestment:

                   c/o General Atlantic Service Corporation
                   3 Pickwick Plaza
                   Greenwich, Connecticut 06830
                   Telecopy:  (203) 622-8818
                   Attention:  Mr. Stephen P. Reynolds
                   with a copy to:

                   Paul, Weiss, Rifkind, Wharton & Garrison
                   1285 Avenue of the Americas
                   New York, New York 10019-6064
                   Telecopy:  (212) 757-3990
                   Attention:  Matthew Nimetz, Esq.

              (b)  if to the Company:

                   Marcam Corporation
                   95 Wells Avenue
                   Newton, Massachusetts 02159
                   Telecopy: (617) 964-5614
                   Attention:  Mr. George A. Chamberlain 3d

                   with a copy to:

                   Testa, Hurwitz & Thibeault, LLP
                   High Street Tower
                   125 High Street
                   Boston, Massachusetts 02110
                   Telecopy:  (617) 248-7100
                   Attention:  Mark H. Burnett, Esq.

       All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

        10.4  Successors and Assigns.  This Agreement shall inure to the
              ----------------------
benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws, each of the Purchasers may assign any of its rights under this Agreement to any of its Affiliates. The Company may not assign any of its rights under this Agreement and each of the other Transaction Documents, except to a successor-in-interest to the Company, without the written consent of all of the Purchasers. Except as provided in
Article 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement and each of the other Transaction Documents.

        10.5  Amendment and Waiver.
              --------------------

              (a) No failure or delay on the part of the Company or the Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchasers at law, in equity or otherwise.

              (b) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Purchasers from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Purchasers, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

        10.6  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        10.7  Headings.  The headings in this Agreement are for convenience
              --------
of reference only and shall not limit or otherwise affect the meaning hereof.

        10.8  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
              -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

        10.9  Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

        10.10 Rules of Construction.  Unless the context otherwise requires,
              ---------------------
"or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

        10.11 Entire Agreement.  This Agreement and the Series D Agreement,
              ----------------
together with the exhibits and schedules hereto and thereto, and the Amended and Restated Registration Rights Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.

        10.12 Fees. Upon the Closing, the Company shall reimburse the Purchasers
              ----
for their reasonable out-of-pocket expenses (including attorney's fees, disbursements and other charges) incurred in connection with the transactions con templated by this Agreement; provided, however, that the Company shall not
                                 --------  -------
be obligated to reimburse the Purchasers for any reasonable out-of-pocket expenses in excess of $20,000.

        10.13 Publicity; Confidentiality. Except as may be required by
              --------------------------
applicable law or the rules of any securities exchange or market on which shares of Common Stock are traded, none of the parties hereto shall issue a publicity release or public announcement or otherwise make any disclosure concerning this Agreement, the transactions contemplated hereby or the business and financial affairs of the Company, without prior approval by the other parties hereto; provided, however, that nothing in this Agreement shall restrict any Purchaser
- --------  -------
from disclosing information (a) that is already publicly available, (b) that was known to such Purchaser on a non-confidential basis prior to its disclosure by the Company, (c) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that such Purchaser
                                                  --------
will use reasonable efforts to notify the Company in advance of such disclosure so as to permit the Company to seek a protective order or otherwise contest such disclosure, and such Purchaser will use reasonable efforts to cooperate, at the expense of the Company, with the Company in pursuing any such protective order,
(d) to the extent that such Purchaser reasonably believes it appropriate in order to protect its investment in the Purchased Shares in order to comply with any Requirement of Law, (e) to such Purchaser's officers, directors, agents, employees, members, partners, controlling persons, auditors or counsel, (f) to Persons who are parties to similar confidentiality agreements or (g) to the prospective transferee in connection with any contemplated transfer of any of the Securities. If any announcement is required by law or the rules of any securities exchange or market on which shares of Common Stock are traded to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties reasonable opportunity to comment thereon.

        10.14 Further Assurances.  Each of the parties shall execute such
              ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

        10.15 Schedules. Anything disclosed on any schedule attached hereto
              ---------
shall be deemed disclosed on all schedules attached hereto.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.


                    MARCAM CORPORATION



                    By:  /s/ George A. Chamberlain, 3d
                         ------------------------------------
                         Name: George A. Chamberlain, 3d
                         Title: Chief Financial Officer


                    GENERAL ATLANTIC PARTNERS 32, L.P.

                    By: GENERAL ATLANTIC PARTNERS, LLC,
                        Its General Partner


                    By:  /s/ Stephen P. Reynolds
                         ------------------------------------
                         Name: Stephen P. Reynolds
                         Title: A Managing Member


                    GAP COINVESTMENT PARTNERS, L.P.



                    By:  /s/ Stephen P. Reynolds
                         ------------------------------------
                         Name: Stephen P. Reynolds
                         Title: A General Partner

                                                                      Schedule 1
                                                                      ----------



                 Purchased Shares, Warrants and Purchase Price
                 ---------------------------------------------



                         Shares of
                         Series E Preferred Stock
                         Purchased From
Purchaser                the Company                 Purchase Price
- ---------                --------------              --------------

GAP LP                     86,319                     $8,200,305

GAP Coinvestment           13,681                      1,299,695
                        ---------                     ----------

               Total:     100,000                     $9,500,000

                         Shares of
                         Common Stock
                         Issuable Upon
                         Exercise of
Purchaser                the Warrants                 Purchase Price
- ---------                -------------                --------------

GAP LP                    863,190                     $  431,595

GAP Coinvestment          136,810                         68,405
                        ---------                     ----------

               Total:   1,000,000                     $  500,000

                                                                       Exhibit A
                                                                       ---------



           THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


WC -- ___


                     -------------------------------------
                              MARCAM CORPORATION
                         COMMON STOCK PURCHASE WARRANT
                     -------------------------------------



          This certifies that, for good and valuable consideration, Marcam Corporation, a Massachusetts corporation (the "Company"), grants to ____________ (the "Warrantholder"), the right to subscribe for and purchase from the Company
__________________ (    ) validly issued, fully paid and nonassessable shares
(the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the purchase price per share of $15.36 (the "Exercise Price"), at any time prior to 5:00 p.m., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments herein set forth.

          This Warrant was issued in connection with the Convertible Preferred Stock and Warrant Purchase Agreement, dated July 19, 1996 (the "Stock Purchase Agreement"), among the Company, General Atlantic Partners 32, L.P. ("GAP 32") and GAP Coinvestment Partners, L.P. ("GAP Coinvestment"), and is subject to the terms thereof. The warrantholder is entitled to the rights and subject to the obligations contained in the Stock Purchase Agreement and the Amended and Restated Registration Rights Agreement, dated the date hereof (the "Registration Rights Agreement"), among the Company, GAP 32, GAP 21, GAP Coinvestment and The

Northwestern Mutual Life Insurance Company, in each case relating to this Warrant and the Warrant Shares.

             1.  Duration and Exercise of Warrant;
                 Limitation on Exercise: Payment of Taxes.
                 ----------------------------------------

                 1.1  Duration and Exercise of Warrant.  Subject to the terms
                      --------------------------------
and conditions set forth herein, this Warrant may be exercise, in whole or in part, by the Warrantholder by:

                      (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

                      (b) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below). Notwithstanding the foregoing, no such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant was surrendered and for the number of shares of Common Stock and at the Exercise Price in effect at the date of such surrender.

                 1.2  Conversion Right.
                      ----------------

                      (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 1.1 that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price (as defined herein) for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (ii) the Current Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                           (b)   The Conversion Right may be exercised by the
Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, with a duly executed Exercise Form with the conversion section completed, to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

                           (c)   Current Market Price of a share of Common Stock
as of a particular date (the "Determination Date") shall mean:

                                 (i)   If the Common Stock is listed or admitted
      for trading on a national securities exchange (including The Nasdaq Stock Market, Inc.), then the Current Market Price shall be the average of the last 30 "daily sales prices" of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted for trading on the last 30 Business Days prior to the Determination Date, or if not listed or traded on any such exchange, then the Current Market Price shall be the average of the last 30 "daily sales prices" of the Common Stock on the over-the-counter market on the last 30 Business Days prior to the Determination Date. The "daily sales price" shall be the closing price of the Common Stock at the end of each day; or

                                (ii)   If the Common Stock is not so listed or
      admitted to unlisted trading privileges or if no such sale is made on at least 25 of such days, then the Current Market Price shall be as reasonably determined in good faith by the Company's Board of Directors or a duly appointed committee of the Board of Directors (which determination shall be reasonably described in the written notice delivered to the Warrantholder together with the Common Stock certificates).

                     1.3 Warrant Shares Certificate. A stock certificate or
                         --------------------------
certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, payment of the purchase price; provided, however, that if a determination by the
                               --------  -------
Board of Directors is necessary pursuant to Section 1.2(c)(ii) such delivery shall be made promptly after such determination made (such determination shall be made with reasonable promptness but no more frequently than on a quarterly basis). No fractional shares shall be issued upon the exercise of this Warrant, provided that the Warrantholder shall receive, in lieu of any fractional shares, cash in an amount equal to the product of the fraction multiplied by the Current Market Price of a share of Common Stock. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

               1.4   Payment of Taxes. The issuance of certificates for Warrant
                     ----------------
Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the
                                          --------  -------
Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

          2.   Restrictions on Transfer: Restrictive Legends.
               ---------------------------------------------

               2.1 This Warrant may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than an Affiliate of the Warrantholder without the prior written consent of the Company, which shall not be unreasonably withheld.

               2.2 Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

     Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be, (iii) such Warrant or Warrant Shares are sold in compliance with Rule 144 (or any successor provision then in effect) under the Securities Act, the Company receives customary representations to such effect and the Company receives an opinion of counsel to the Company in customary form that such legend may be removed or (iv) the legend may be removed pursuant to Rule 144(k) (or any successor provision then in effect) under the Securities Act, the Company receives customary representations to such effect and the Company receives an opinion of counsel to the Company in customary form that such legend may be removed.

          3.   Reservation and Registration of Shares, Etc.
               -------------------------------------------

          The Company covenants and agrees as follows:

               (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

               (b) During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

          4.   Loss or Destruction of Warrant.
               ------------------------------

               Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

          5.   Ownership of Warrant.
               --------------------

               The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

          6.   Certain Adjustments.
               -------------------

               6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                    (a)  Stock Dividend, Splits, Combinations.  If at any time
                         ------------------------------------
after the date of the issuance of this Warrant the Company (i) declares a dividend of other distribution payable in shares of Common Stock or securities convertible into Common Stock or subdivides its outstanding shares of Common Stock into a larger number or (ii) combines it outstanding shares of Common Stock into a smaller number, then (x) the number of Warrant Shares to be delivered upon exercise of this Warrant will, upon the occurence of an event set forth in clause (i) above, be increased and, upon the occurrence of an event set forth in clause (ii) above, be decreased so that such Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto and (y) the Exercise Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall be adjusted proportionately by multiplying such Exercise Price by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon exercise to this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                    (b)  Distributions of Stock, Other Securities, Evidence of
                         -----------------------------------------------------
Indebtedness, Etc.  In case the Company shall distribute to the holders of
- -----------------
Common Stock shares of its capital stock (other than Common Stock or shares convertible into Common Stock for which adjustment is made under Section 6.1(a)), stock or other securities of the Company or any other Person, evidences of indebtedness issued by the Company or any other Person, assets (excluding cash dividends) or options, warrants or rights to subscribe for or purchase the foregoing, then, and in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution, the Exercise Price then in effect shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be such Current Market Price of the Common Stock less the then Fair Market Value (as determined by the Board of Directors) of the portion of the stock, other securities, evidences of indebtedness so distributed or of such options, warrants or rights applicable to one share of Common Stock (but such numerator shall not to be less than one) and
(ii) the denominator of which shall be the Current Market Price of the Common Stock on such record date. Such adjustment shall become effective at the opening of business on the Business Day following the record date for the determination of stockholders entitled to such distribution.

                    (c)  Reorganization, Merger, Sale of Assets. In case of any
                         --------------------------------------
capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value), any consolidation or merger of the Company with or into another Person (other than a consolidation or merger of the Company in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock) or the sale of all or substantially all of the assets of the Company to another Person, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale had this Warrant been exercised immediately prior to such event; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Section 6 with respect to the rights and interest thereafter of the Warrantholder, to the end that the provisions set forth in this Section 6 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon exercise of this Warrant.

                    (d)  Carryover. Notwithstanding any other provision of this
                         ---------
Section 6.1, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

               6.2  No Adjustment for Dividends. Except as provided in Section
                    ---------------------------
6.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant. Notwithstanding any other provision hereof, no adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

               6.3  Notice of Adjustment. Whenever the number of Warrant Shares
                    --------------------
or the Exercise Price of such Warrant Shares shall be adjusted, as provided in
Section 6.1, the Company shall forthwith file, at the principal office of the Company (or at such other place as may be designated by the Company), a statement, certified by the chief financial officer of the Company, showing in detail the facts requiring such adjustment, the computation by which such adjustment was made and the Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class mail, postage prepaid, to the

Warrantholder, at such Warrantholder's address as shown in the records of the Company.

        7.  Amendments.
            ----------

        Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

        8.  Notices of Corporate Action.
            ---------------------------

        So long as this Warrant has not been exercised in full, in the event of

                (a) any taking by the Company of a record of all holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than cash dividends or distributions paid from the retained earnings of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

                (b) any capital reorganization of the Company, any reclassification (other than a change in par value of the Common Stock) or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person; or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property, if any, deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 10 days prior to the date therein specified (unless such date is beyond the control of the Company, in which case, as soon as practicable thereafter, but in no event more than 5 days thereafter), in the case of any date referred to in the foregoing subdivisions (i) and (ii).

             9.  Definitions.
                 -----------

             As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

             "Affiliate" shall mean any Person who is in "affiliate" as defined
              ---------
in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP 32 and GAP 21:
(a) GAP LLC, the members of GAP LLC, the limited partners of GAP 32 and the limited partners of GAP 21; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP 32 and the limited partners of GAP 21; and
(c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. In addition, GAP 32, GAP 21, and GAP Coinvestment shall be deemed to be Affiliates of one another.

             "Business Day" means any day other than a Saturday, Sunday or a day
              ------------
on which national banks are authorized by law to close in the State of New York.

             "Common Stock" has the meaning specified on the cover of this
              ------------
Warrant.

             "Company" has the meaning specified on the cover of this Warrant.
              -------

             "Current Market Price" has the meaning specified in Section 1.2(c).
              --------------------

             "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended, (or any successor statute thereto) and the rules and regulations of the Commission promulgated thereunder.

             "Exercise Form" means an Exercise Form in the form annexed hereto
              -------------
as Exhibit A.

             "Exercise Price" has the meaning specified on the cover of this
              --------------
Warrant.

             "Expiration Date" means July 23, 2003.
              ---------------

             "Fair Market Value" means the amount which a willing buyer would
              -----------------
pay a willing seller in an arm's length transaction.

             "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
              -------
liability company and the general partner of GAP 21 and GAP 32.

             "GAP 32" means General Atlantic Partners 32, L.P., a Delaware
              ------
limited partnership.

     "GAP 21" means General Atlantic Partners 21, L.P. a Delaware limited
      ------
partnership.

     "Person" means any individual, firm, corporation, partnership, limited
      ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "Registration Rights Agreement" has the meaning specified on the cover of
      -----------------------------
this Warrant.

     "Securities" has the meaning specified in Section 6.1(d)(ii).
      ----------

     "Securities Act" has the meaning specified on the cover of this Warrant, or
      --------------
any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statue.

     "Stock Purchase Agreement" has the meaning specified on the cover of this
      ------------------------
Warrant.

     "Warrantholder" has the meaning specified on the cover of this Warrant.
      -------------

     "Warrant Shares" has the meaning specified on the cover of this Warrant.
      --------------

     10.  Miscellaneous.
          -------------

          10.1 Entire Agreement. This Warrant, together with the Stock Purchase
               ----------------
Agreement and the Registration Rights Agreement, constitute the entire agreement between the Company and the Warrantholder with respect to this Warrant.


          10.2 Binding Effect: Benefits. This Warrant shall inure to the benefit
               ------------------------
of and shall be binding upon the Company and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

          10.3 Section and Other Headings. The section and other headings
               --------------------------
contained in this Warrant are for reference purposed only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

                     10.4 Notices. All notices, demands and other communications
                          -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                     (a)   if to GAP LP or GAP Coinvestment:

                           c/o General Atlantic Service Corporation
                           3 Pickwick Plaza
                           Greenwich, Connecticut 06830
                           Telecopy: (203) 622-8818
                           Attention: Mr. Stephen P. Reynolds

                           with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019-6064
                           Telecopy: (212) 757-3990
                           Attention: Matthew Nimetz, Esq.

                     (b)   if to the Company:

                           Marcam Corporation
                           95 Wells Avenue
                           Newton, Massachusetts 02159
                           Telecopy: (617) 964-5614
                           Attention: Mr. George A. Chamberlain 3d

                           with a copy to:

                           Testa, Hurwitz & Thibeault, LLP
                           High Street Tower
                           125 High Street
                           Boston, Massachusetts 02110
                           Telecopy: (617) 248-7100
                           Attention: Mark H. Burnett, Esq.

                 All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

        10.5  Severability.  Any term or provision of this Warrant which is
              ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

        10.6  GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN
              -------------
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        10.7  No Rights or Liabilities as Stockholder.  Nothing contained in
              ---------------------------------------
this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                        MARCAM CORPORATION


                        By:
                           ----------------------------
                           Name:
                           Title:

Dated:  July __, 1996

                                                                       Exhibit A
                                                                       ---------


                                 EXERCISE FORM
                                 -------------

                (To be executed upon exercise of this Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase __________ of the Warrant Shares and [herewith tenders payment for such Warrant Shares to the order of Marcam Corporation in the amount of $______][hereby exercises its Conversion Right] in accordance with the terms of this Warrant. The undersigned requests that a certificate for [such Warrant Shares][that number of Warrant Shares to which the undersigned is entitled as calculated pursuant to Section 1.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

        The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:
      -------------------------

                      Signature
                               ----------------------------------------


                                     ---------------------------------------
                                                   (Print Name)

                                     ---------------------------------------
                                                  (Street Address)

                                     ---------------------------------------
                                      (City)       (State)       (Zip Code)


Signed in the presence of:


- -------------------------------------


        NOTE: The above signature must correspond with the name as written upon the face of this Warrant in ever particular way, without any alteration whatsoever.

        Any unexercised Warrants evidenced by the Warrant Certificate are to be issued to:

Name:                              (please print)
     -----------------------------

Address:
        --------------------------


Taxpayer Identification or Social Security Number:
                                                   ----------------------------

                                                                       Exhibit B
                                                                       ---------


                The Commonwealth of Massachusetts

         OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                MICHAEL JOSEPH CONNOLLY, Secretary        FEDERAL IDENTIFICATION
                                                              NO. 04-2711580
            ONE ASHBURTON PLACE, BOSTON, MASS. 02108


         CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING

                  A SERIES OF A CLASS OF STOCK

             General Laws, Chapter 156B, Section 26

                      --------------------


We, Michael J. Quinlan                                     , President, and

    Diane R. Tormey                                        , Assistant Clerk of


                              Marcam Corporation
 ................................................................................
                             (Name of Corporation)

located at 95 Wells Avenue, Newton, MA 02159 do hereby certify that at a meeting
           ..................................
of the directors of the corporation held on              , the following vote
                                            .............
establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:--

VOTED: That, subject to the approval by the holders of the Series D Convertible Preferred Stock, par value $1.00 per share (the "Series D Convertible Preferred Stock") of the Corporation and pursuant to authority expressly granted to and vested in the Board of Directors by the Corporation's Restated Articles of Organization, as amended, the Board of Directors hereby creates a series of the Corporation's capital stock consisting of 100,000 shares of the Corporation's preferred stock, par value $1.00 per share, which is hereby designated as the Series E Convertible Preferred Stock (the "Series E Convertible Preferred Stock"), and hereby determines that the preferences, voting rights, qualifications, and special and relative rights and privileges of such Series E Convertible Preferred Stock shall be as set forth in Exhibit A to this consent.

NOTE: Votes for which the space provided above is not sufficient should be set on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be
      8 1/2" x 11". Only one side should be used.
      ============

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this


                        day of        in the year 1996.



                                                         , President
 .........................................................

                                                         , Assistant Clerk
 .........................................................

                       THE COMMONWEALTH OF MASSACHUSETTS

                 Certificate of Vote of Directors Establishing

                         A Series of a Class of Stock

                   (General Laws, Chapter 156B, Section 26)

               I hereby approve the within certificate and, the
         filing fee in the amount of $
         having been paid, said certificate is hereby filed this
                             day of                            ,
         19  .



                            MICHAEL JOSEPH CONNOLLY
                              Secretary of State

                        TO BE FILLED IN BY CORPORATION

                     PHOTO COPY OF CERTIFICATE TO BE SENT


                TO:

                     Mark H. Burnett, Esq.
                ...........................................
                     Testa, Hurwitz & Thibeault, LLP
                     High Street Tower
                ...........................................
                     125 High Street
                     Boston, MA 02110
                ...........................................

                Telephone  (617) 248-7000
                         ..................................

                                                                       Exhibit A
                                                                       ---------


                      SERIES E CONVERTIBLE PREFERRED STOCK

     1.  Designation and Number of Shares.  There shall be hereby established
         --------------------------------
the series of Preferred Stock designated and known as "Series E Convertible
                                                       --------------------
Preferred Stock."  The authorized number of shares of Series E Convertible
- ---------------
Preferred Stock shall be 100,000 shares.

     2.  Voting.
         ------

              (a)  General.  Except as may be otherwise provided in these terms
                   -------
of the Series E Convertible Preferred Stock or by law, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series E Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible.

              (b)  Board Seats.  If General Atlantic Partners 32, L.P., GAP
                   -----------
Coinvestment Partners, L.P. and any affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) thereof own in the aggregate (a) less than a majority of the outstanding shares of Series D Convertible Preferred Stock,
(b) at least a majority of the outstanding shares of Series E Convertible Preferred Stock, and (c) shares of Common Stock and/or Series D Convertible Preferred Stock and/or Series E Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent (after giving effect to any adjustments) at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series E Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one director of the Corporation, which directorship shall be apportioned among the classes of directors by the Board of Directors of the Corporation. The Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the other directors of the Corporation; provided, however,
                                                           -----------------
that if the conditions specified in the first sentence of this paragraph 2(b) necessary for the holders of the Series E Convertible Preferred Stock to have a separate series vote for one director are not satisfied, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series E Convertible Preferred Stock then outstanding shall constitute a quorum of the Series E Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series E Convertible Preferred Stock. A vacancy in the directorship elected by the holders of the Series E Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series E Convertible Preferred Stock.

     3.  Dividends.  The holders of the Series E Convertible Preferred Stock
         ---------
shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series E Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible).

     4.  Liquidation.  Upon any liquidation, dissolution or winding up of the
         -----------
Corporation, whether voluntary or involuntary, the holders of the shares of Series E Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series E Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $100 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, through the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series E Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series E Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all
                              -------------------
shares of Series E Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments"). If upon such liquidation, dissolution or winding
     --------------------
up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series E Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series E Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series E Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series E Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series E Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 10 days prior to the payment date stated therein, to the holders of record of Series E Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series E Convertible Preferred Stock.

     For purposes of this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) the Corporation's sale of all or substantially all of its assets or (ii)(x) the merger or consolidation of the Corporation into or with any other corporation, or (y) the merger of any other corporation into or with the Corporation, if the stockholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving corporation. Nothing in this paragraph 4 shall limit the rights of the holders of the Series E Convertible Preferred Stock to convert their shares of Series E Convertible Preferred Stock in accordance with the terms hereof.

     The Series E Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank on a parity with (i) the Corporation's Series D Convertible Preferred Stock, $1.00 par value per share, and (ii) any class or series of capital stock of the Corporation hereafter created which expressly provides that it ranks on a parity with the Series E Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation. The Series E Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank senior to each class or series of capital stock of the Corporation hereafter created which does not expressly provide that it ranks on a parity with or senior to the Series E Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation.

     5.  Restrictions.  At any time when shares of Series E Convertible
         ------------
Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the articles of organization, and in addition to any other vote required by law or the articles of organization, without the approval of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

              (a) Create, issue or authorize the creation or issuance of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create, issue or authorize the creation or issuance of any obligation or security convertible into shares of Series E Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, issuance, authorization or increase shall be by means of amendment to the articles of organization or by merger, consolidation or otherwise; or

              (b) Amend, alter or repeal its articles of organization to adversely affect the rights of the holders of the Series E Convertible Preferred Stock.

     6.  Conversions.  The holders of shares of Series E Convertible Preferred
         -----------
Stock shall have the following conversion rights:

              (a)  Right to Convert.  Subject to the terms and conditions of
                   ----------------
this paragraph 6, the holder of any share or shares of Series E Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares (or fractions thereof) of Series E Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series E Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by
(i) multiplying the number of shares of Series E Convertible Preferred Stock so to be converted by $100 and (ii) dividing the result by the conversion price of $10 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series E Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such
                                                  ----------------
rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series E Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series E Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

              (b)  Issuance of Certificates; Time Conversion Effected.  Promptly
                   --------------------------------------------------
after the receipt of the written notice referred to in subparagraph 6(a) and surrender of the certificate or certificates for the share or shares of Series E Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

              (c)  Fractional Shares; Dividends; Partial Conversion.  No
                   ------------------------------------------------
fractional shares of Common Stock shall be issued upon conversion of Series E Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends (other than dividends paid in additional shares of Common Stock) declared but unpaid on the shares of Series E Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6(b). If the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares (or fractions thereof) of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series E Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

              (d)  Subdivision or Combination of Common Stock.  In case the
                   ------------------------------------------
Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

              (e)  Reorganization or Reclassification.  If any capital
                   ----------------------------------
reorganization or reclassification of the capital stock of the Corporation (other than a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and which does not result in a reclassification or change of outstanding shares of Common Stock or a merger or consolidation which is deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 4) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series E Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

              (f)   Notice of Adjustment.  Upon any adjustment of the Conversion
                    --------------------
Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

              (g)  Other Notices.  In case at any time:
                   -------------

              (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

              (2)  the Corporation shall offer for subscription pro rata to the
                                                                --- ----
   holders of its Common Stock any additional shares of stock of any class or other rights;

              (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

              (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(i) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

              (h)  Stock to be Reserved.  The Corporation will at all times
                   --------------------
reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series E Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the articles of organization.

              (i)  No Reissuance of Series E Convertible Preferred Stock.
                   -----------------------------------------------------
Shares of Series E Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued as shares of Series E Convertible Preferred Stock.

              (j)  Issue Tax.  The issuance of certificates for shares of Common
                   ---------
Stock upon conversion of Series E Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Convertible Preferred Stock which is being converted.

              (k)  Closing of Books.  The Corporation will at no time close its
                   ----------------
transfer books against the transfer of any Series E Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series E Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

              (l)  Mandatory Conversion.  If, at any time after July 23, 1999,
                   --------------------
for a period of not less than thirty (30) consecutive trading days, the market value of shares of Common Stock on the principal securities exchange or market on which such shares are then traded exceeds $40 per share (appropriately adjusted to reflect the occurrence of any event referred to in paragraph 6(d)), then the Corporation may elect that all then outstanding shares of Series E Convertible Preferred Stock be mandatorily converted into shares of Common Stock in accordance with this paragraph 6 by providing written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state that the Corporation has made such election and shall specify a date not more than 10 days nor less than 20 days after the date of such notice on which all then outstanding shares of Series E Convertible Preferred Stock shall be mandatorily converted into shares of Common Stock in accordance with this paragraph 6. Effective at the close of business on the date specified in such notice, all outstanding shares of Series E Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series E Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6(c). Until such time as a holder of shares of Series E Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                                                                       Exhibit C
                                                                       ---------

================================================================================

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                                     among


                              MARCAM CORPORATION,


                      GENERAL ATLANTIC PARTNERS 32, L.P.,


                      GENERAL ATLANTIC PARTNERS 21, L.P.,


                        GAP COINVESTMENT PARTNERS, L.P.


                                      and


                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY



                      -----------------------------------

                             Dated:  July   , 1996
                                         ---
                      -----------------------------------




================================================================================

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----

1.  Definitions............................................................  2

2.  General; Securities Subject to this Agreement..........................  5

    (a)   Grant of Rights..................................................  5
    (b)   Registrable Securities...........................................  5
    (c)   Holders of Registrable Securities................................  5

3.  Demand Registration....................................................  5

    (a)   Request for Demand Registration..................................  5
    (b)   Effective Demand Registration....................................  6
    (c)   Expenses.........................................................  7
    (d)   Underwriting Procedures..........................................  7
    (e)   Selection of Underwriters........................................  7

4.  Piggy-Back Registration................................................  7

    (a)   Piggy-Back Rights................................................  7
    (b)   Expenses.........................................................  9

5.  Holdback Agreements....................................................  9

    (a)   Restrictions on Public Sale by Designated Holders................  9
    (b)   Restrictions on Public Sale by the Company.......................  9

6.  Registration Procedures...............................................  10

    (a)   Obligations of the Company......................................  10
    (b)   Seller Information..............................................  13
    (c)   Notice to Discontinue...........................................  13
    (d)   Registration Expenses...........................................  14

7.  Indemnification; Contribution.........................................  14

    (a)   Indemnification by the Company..................................  14
    (b)   Indemnification by Designated Holders...........................  15
    (c)   Conduct of Indemnification Proceedings..........................  15

    (d)   Contribution....................................................  16

8.  Rule 144..............................................................  16

9.  Miscellaneous.........................................................  17

    (a)   Recapitalizations, Exchanges, etc...............................  17
    (b)   No Inconsistent Agreements......................................  17
    (c)   Remedies........................................................  17
    (d)   Amendments and Waivers..........................................  17
    (e)   Notices.........................................................  17
    (f)   Successors and Assigns; Third Party Beneficiaries...............  19
    (g)   Counterparts....................................................  19
    (h)   Headings........................................................  19
    (i)   GOVERNING LAW...................................................  20
    (j)   Severability....................................................  20
    (k)   Entire Agreement................................................  20
    (l)   Further Assurances..............................................  20

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


       AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated July 23, 1996 (this "Agreement"), among MARCAM CORPORATION, a Massachusetts corporation (the
       ---------
"Company"), GENERAL ATLANTIC PARTNERS 32, L.P., a Delaware limited partnership
- --------
("GAP 32"), GENERAL ATLANTIC PARTNERS 21, L.P., a Delaware limited partnership
  ------
("GAP 21"), GAP COINVESTMENT PARTNERS, L.P., a New York limited partnership
  ------
("GAP Coinvestment"), and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a
  ----------------
Wisconsin corporation ("Northwestern Mutual").
                        -------------------

       WHEREAS, on the date hereof, (a) GAP 21 owns an aggregate of 176,058 shares of Series D Convertible Preferred Stock, par value $1.00 per share, of the Company (the "Series D Preferred Stock"), (b) GAP Coinvestment owns an
                  ------------------------
aggregate of 23,942 shares of Series D Preferred Stock and (c) Northwestern Mutual owns an aggregate of 25,000 shares of Series D Preferred Stock, all of such shares of Series D Preferred Stock having been acquired pursuant to the Convertible Preferred Stock Purchase Agreement, dated September 20, 1995, among the Company, GAP 21, GAP Coinvestment and Northwestern Mutual (the "Series D
                                                                    --------
Agreement");
- ---------

       WHEREAS, this Agreement is made in connection with the Convertible Preferred Stock and Warrant Purchase Agreement, dated July 19, 1996 (the "Series
                                                                          ------
E Agreement"), among the Company, GAP 32 and GAP Coinvestment, pursuant to which
- -----------
the Company has agreed to issue and sell to (a) GAP 32, and GAP 32 has agreed to purchase from the Company, (i) an aggregate of 86,319 shares of Series E Convertible Preferred Stock, par value $1.00 per share, of the Company (the

"Series E Preferred Stock") and (ii) a warrant (the "GAP 32 Warrant") to
 ------------------------                            --------------
purchase, subject to the terms and conditions thereof, an aggregate of 863,190 shares of Common Stock, par value $.01 per share, of the Company (the "Common
                                                                       ------
Stock") and (b) GAP Coinvestment, and GAP Coinvestment has agreed to purchase
- -----
from the Company, (i) an aggregate of 13,681 shares of Series E Preferred Stock and (ii) a warrant (the "GAPCO Warrant" and, together with the GAP 32 Warrant,
                         -------------
the "Warrants") to purchase, subject to the terms and conditions thereof, an
     --------
aggregate of 136,810 shares of Common Stock;

       WHEREAS, each share of Series E Preferred Stock is convertible (subject to adjustment) into ten (10) shares of Common Stock; and

       WHEREAS, in order to induce (a) GAP 32 and GAP Coinvestment to purchase its shares of Series E Preferred Stock and the Warrants and (b) GAP 21 and Northwestern Mutual to enter into this Agreement, the parties hereto have agreed to amend and restate the Original Registration Rights Agreement (as hereinafter defined) by entering into this Agreement pursuant to which the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined).

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1.  Definitions.  As used in this Agreement the following terms have the
            -----------
meanings indicated:

            "Act" means the Securities Act of 1933, as amended.
             ---

            "Affiliate" shall mean any Person who is an "affiliate" as defined
             ---------
in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP LP: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP 32 and the limited partners of GAP 21; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP 32 and the limited partners of GAP 21; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be are members, former members, consultants or key employees of GAP LLC. In addition, GAP 32, GAP 21 and GAP Coinvestment shall be deemed to be Affiliates of one another.

            "Approved Underwriter" has the meaning assigned such term in Section
             --------------------
3(e).

            "Common Stock" means the Common Stock, par value $.01 per share, of
             ------------
the Company or any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

            "Company Underwriter" has the meaning assigned such term in Section
             -------------------
4(a).

            "Demand Registration" has the meaning assigned such term in Section
             -------------------
3(a).

            "Designated Holder" means each of the General Atlantic Stockholders,
             -----------------
Northwestern Mutual and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended, and the rules and regulations promulgated thereunder.

            "Existing Rightholders" means the stockholders of the Company who
             ---------------------
have obtained registration rights pursuant to agreements existing on the date hereof.

            "GAP Coinvestment" means GAP Coinvestment Partners, L.P., a New York
             ----------------
limited partnership.

            "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
             -------
liability company and the general partner of each of GAP 32 and GAP 21, and any successor to such entity.

            "GAP 32" means General Atlantic Partners 32, L.P., a Delaware
             ------
limited partnership.

            "GAP 32 Warrant" has the meaning assigned such term in the recital
             --------------
to this Agreement.

            "GAP 21" means General Atlantic Partners 21, L.P., a Delaware
             ------
limited partnership.

            "GAPCO Warrant" has the meaning assigned such term in the recital to
             -------------
this Agreement.

            "General Atlantic Stockholders" means GAP 32, GAP 21, GAP
             -----------------------------
Coinvestment and any Affiliate thereof to whom Registrable Securities are transferred.

            "Initiating Holders" has the meaning assigned such term in Section
             ------------------
3(a).

            "Inspector" has the meaning assigned such term in Section
             ---------
6(a)(viii).

            "NASD" has the meaning assigned such term in Section 6(a)(xiv).
             ----

            "Northwestern Mutual" means The Northwestern Mutual Life Insurance
             -------------------
Company, a Wisconsin corporation.

            "Original Registration Rights Agreement" means the Registration
             --------------------------------------
Rights Agreement, dated September 27, 1995, among the Company, GAP 21, GAP Coinvestment and Northwestern Mutual.

            "Person" means any individual, firm, corporation, partnership,
             ------
trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

             "Registrable Securities" means each of the following: (a) any
              ----------------------
shares of Common Stock owned by the General Atlantic Stockholders or Northwestern Mutual or issued or issuable upon conversion of shares of Series D Preferred Stock or Series E Preferred Stock or upon exercise of the Warrants,
(b) any shares of Common Stock issued or issuable by the Company to any or all of the General Atlantic Stockholders or Northwestern Mutual during the time that any of such Persons is a holder of shares of Common Stock or shares of Series D Preferred Stock or Series E Preferred Stock and (c) any shares of Common Stock issued or issuable with respect to shares of Common Stock, shares of Series D Preferred Stock or Series E Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

            "Registration Expenses" has the meaning set forth in Section 6(d).
             ---------------------

            "SEC" means the Securities and Exchange Commission or any similar
             ---
agency then having jurisdiction to enforce the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, and
             --------------
the rules and regulations promulgated thereunder.

            "Series D Agreement" has the meaning assigned such term in the
             ------------------
recital to this Agreement.

            "Series D Preferred Stock" has the meaning assigned such term in the
             ------------------------
recital to this Agreement.

            "Series E Agreement" has the meaning assigned such term in the
             ------------------
recital to this Agreement.

            "Series E Preferred Stock" has the meaning assigned such term in the
             ------------------------
recital to this Agreement.

            "Total Securities" has the meaning set forth in Section 4(a).
             ----------------

            "Warrants" has the meaning assigned such term in the recital to this
             --------
Agreement.

        2.  General; Securities Subject to this Agreement.
            ---------------------------------------------

            (a) Grant of Rights. The Company hereby grants registration rights
                ---------------
to the General Atlantic Stockholders and Northwestern Mutual upon the terms and conditions set forth in this Agreement.

            (b) Registrable Securities.  For the purposes of this Agreement, (i)
                ----------------------
Registrable Securities will cease to be Registrable Securities when a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement and (ii) the securities of a Designated Holder shall be deemed not to be Registrable Securities at any time when the Company is registered pursuant to Section 12 of the Exchange Act and the entire amount of such Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act; provided however, that notwithstanding the foregoing
                          -------- -------
clause (ii), securities of Northwestern Mutual or its transferees shall be deemed to be Registrable Securities for purposes of Section 3 of this Agreement in any instance wherein the Demand Registration sought by the Initiating Holders is underwritten on a firm commitment basis.

            (c) Holders of Registrable Securities.  A Person is deemed to be a
                ---------------------------------
holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

        3.  Demand Registration.
            -------------------

            (a) Request for Demand Registration.  At any time on or after the
                -------------------------------
second anniversary of the date hereof, the General Atlantic Stockholders holding more than 50% of the Registrable Securities then held by all of the General Atlantic Stockholders may make a written request for registration (such Designated Holders making such request being deemed to be "Initiating Holders")
                                                           ------------------
of Registrable Securities under the Securities Act, and under the securities or "blue sky" laws of any jurisdiction designated by such holder or holders (a

"Demand Registration"); provided, however, that the Company shall not be
 -------------------    --------  -------
required to effect more than two Demand Registrations at the request of the General Atlantic Stockholders pursuant to this Section 3. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within ninety (90) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three (3) months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration within three (3) months after the effective date of any other Registration Statement of the Company. Each such request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Unless all of the Initiating Holders holding the Registerable Securities to be included in the Demand Registration consent in writing, no other party, including the Company, shall be permitted to offer securities under any such Demand Registration, except that (i) Northwestern Mutual or its transferees may, in accordance with
Section 4, include in such Demand Registration Registrable Securities obtained pursuant to the Series D Agreement by timely responding to the Company's notice given pursuant to Section 4(a), and (ii) the Existing Rightholders shall be permitted to offer securities under any Demand Registration in accordance with the agreements pursuant to which they have registration rights.

            (b) Effective Demand Registration. The Company shall use its best
                -----------------------------
efforts to cause any such Demand Registration to become effective not later than ninety (90) days after it receives a request under Section 3(a) hereof. A registra tion shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) thirty (30) days; provided, however, that if the Initiating
                                    --------  -------
Holders request the Company to withdraw such registration, it shall constitute a Demand Registration unless the

Initiating Holders promptly pay all of the Company's costs and expenses incurred in connection with such registration.

            (c) Expenses. In any registration initiated as a Demand
                --------
Registration, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective; provided, however, that each
                                            --------  -------
Designated Holder participating in such Demand Registration shall bear the costs of its own legal counsel.

            (d) Underwriting Procedures.  If the Initiating Holders holding a
                -----------------------
majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 3(e). In such event, if the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, subject to the rights of the Existing Rightholders, the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, first as to the Company and any stockholders who are not Designated Holders as a group, if any, and then as to the Designated Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included by each Designated Holder in such registration.

            (e) Selection of Underwriters.  If any Demand Registration of
                -------------------------
Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the

"Approved Underwriter"); provided, however, that the Approved Underwriter shall,
 --------------------    --------  -------
in any case, be acceptable to the Company in its reasonable judgment.

        4.  Piggy-Back Registration.
            -----------------------

            (a) Piggy-Back Rights.  If on or after January 1, 1996 the Company
                -----------------
proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of an Initiating Holder pursuant to Section 3 of any class of security (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities (other than any Initiating Holders), and such notice shall describe in detail the proposed registration and distribution and offer such Designated Holders (other than any Initiating Holders) the opportunity to register the number of Registrable Securities as each such holder may request. The Company shall, and shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to,
                                                       -------------------
permit the Designated Holders of Registrable Securities who have requested in writing (within ten (10) days of the giving of the notice of the proposed filing by the Company) to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any offering under this Section 4(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless (i) the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, (ii) if such underwriting has been initiated by the Company or requested by another party that has contractual registration rights, all of the shares of Common Stock, held by the parties making such request or entitled to include shares of Common Stock pursuant to the same rights as the requesting parties, have been included in such registration and (iii) all of the shares of Common Stock held by Existing Rightholders for which such registration has been requested by such Existing Rightholders have been included in such registration, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the Company Underwriter the registration of all, or part, of the Registrable Securities which the Designated Holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, if any, which the Company Underwriter believes may be sold without causing such adverse effect;

provided, however, that if securities are proposed to be offered in the
- --------  -------
underwriting for the account of Persons who have registration rights other than the Company and the Existing Rightholders, the number of Registrable Securities to be offered pursuant to such underwriting may not be reduced unless no securities held by such other Persons are included in such underwriting. If the number of Registrable Securities to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Designated Holders of Registrable Securities have requested to be included, then the Designated Holders of Registrable Securities who have requested registration shall participate in the underwriting pro rata based upon their total ownership of the Registrable Securities. If any Designated Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Designated Holders pro rata based upon their total ownership of Registrable Securities.

            (b) Expenses. The Company shall bear all Registration Expenses
                --------
(other than underwriting discounts and commissions) in connection with any registration pursuant to this Section 4; provided, however, that each Designated
                                         --------  -------
Holder participating in such registration shall bear the costs of its own legal counsel.

        5.  Holdback Agreements.
            -------------------

            (a) Restrictions on Public Sale by Designated Holders.  Each
                -------------------------------------------------
Designated Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the ninety (90) day period beginning on the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Company Underwriter in the case of an underwritten public offering, except to the extent that such Designated Holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser. Without limiting the scope of the term "fiduciary," a Designated Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation. Nothing in this Section 5(a) shall prohibit Northwestern Mutual from selling Registrable Securities acquired pursuant to the exercise of warrants issued under that certain Warrant Agreement, dated May 12, 1994, among the Company and each of the parties listed on Annex 1 thereto.

            (b) Restrictions on Public Sale by the Company.  The Company agrees
                ------------------------------------------
not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any registration statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all shares of Common Stock registered on such registration statement are sold and (ii) the date ninety (90) days after the effective date of such registration statement.

        6.  Registration Procedures.
            -----------------------

            (a) Obligations of the Company. Whenever registration of Registrable
                --------------------------
Securities has been requested pursuant to Section 3 or 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                (i) use its best efforts to prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distri bution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that (x) before
                                            --------  -------
filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter
               ----------------
defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) ninety (90) days and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify
        --------  -------
generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Sections 3 or 4) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursu ant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all
                       ---------                         ----------
financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be
                                                 -------
reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is requested by any regulatory body (including the National Association of Insurance Commissioners) or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Notwithstanding the foregoing, the confidentiality standards imposed by this
Section 6(a)(viii) shall in no event be more restrictive than the standard imposed by Section 10.12 of the Series D Agreement or Section 9.13 of the Series E Agreement and the provisions of such Sec tions 10.12 and 9.13 are hereby incorporated by reference. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request; provided, however, that the Company
                                             --------  -------
shall not be required to obtain such a letter from its former independent public accountants;

                (x) use its best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

                (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided, that the applicable listing requirements are satisfied;
             --------

                (xiii) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Section 3 or 4 hereunder;

                (xiv)  cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and
 ----

                (xv) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

            (b) Seller Information.  The Company may require each seller of
                ------------------
Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

            (c) Notice to Discontinue.  Each Designated Holder of Registrable
                ---------------------
Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement

(including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

            (d) Registration Expenses. The Company shall pay all expenses (other
                ---------------------
than as set forth in Sections 3(c) and 4(b)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its indepen dent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 7 are referred to herein as "Registration Expenses."
                           ---------------------
        7.  Indemnification; Contribution.
            -----------------------------

            (a) Indemnification by the Company.  The Company agrees to indemnify
                ------------------------------
and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange

Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

            (b) Indemnification by Designated Holders.  In connection with any
                -------------------------------------
registration statement in which a Designated Holder is participating pursuant to
Section 3 or 4 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the forego ing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein; provided, however, that the total
                                             --------  -------
amount to be indemnified by such Designated Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the registration statement or prospectus relates.

            (c) Conduct of Indemnification Proceedings.  Any Person entitled to
                --------------------------------------
indemnification hereunder (the "Indemnified Party") agrees to give prompt
                                -----------------
written notice to the indemnifying party (the "Indemnifying Party") after the
                                               ------------------
receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the
                            --------  -------
Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. In such case, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No

Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

            (d) Contribution. If the indemnification provided for in this
                ------------
Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount
                                                 --------
to be indemnified by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

        8.  Rule 144.
            --------

        The Company covenants that it shall file any reports required to be filed by it under the Exchange Act; and that it shall take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated

Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

        9.  Miscellaneous.
            -------------

            (a) Recapitalizations, Exchanges, etc.  The provisions of this
                ---------------------------------
Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock and (ii) to any and all equity securities of the Company or any suc cessor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

            (b) No Inconsistent Agreements. The Company shall not enter into any
                --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

            (c) Remedies.  The Designated Holders, in addition to being entitled
                --------
to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

            (d) Amendments and Waivers. Except as otherwise provided herein, the
                ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by all of the parties hereto.

            (e) Notices.  All notices, demands and other communications provided
                -------
for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, overnight courier service or personal delivery:

                 (i)    if to the Company:

                        Marcam Corporation
                        95 Wells Avenue
                        Newton, Massachusetts 02159
                        Attention: Mr. George A. Chamberlain 3d
                        Facsimile: (617) 964-5614

                        with a copy to:

                        Testa, Hurwitz & Thibeault, LLP
                        High Street Tower
                        125 High Street
                        Boston, Massachusetts 02110
                        Attention:  Mark H. Burnett, Esq.
                        Facsimile:  (617) 248-7100

                 (ii)   if to GAP 32, GAP 21 or GAP Coinvestment:

                        c/o General Atlantic Service Corporation
                        3 Pickwick Plaza
                        Greenwich, Connecticut  06830
                        Attention:  Mr. Stephen P. Reynolds
                        Facsimile:  (212) 593-5192

                        with a copy to:

                        Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                        New York, New York 10019-6064
                        Attention:  Matthew Nimetz, Esq.
                        Facsimile:  (212) 757-3990

                 (iii)  if the Northwestern Mutual:

                        The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue
                        Milwaukee, Wisconsin 53202-4797
                        Attention: Securities Department,
                                Mr. John E. Schlifske
                        Facsimile: (414) 299-7124

                                                                              19
                        with a copy to:

                        Hebb & Gitlin
                        One State Street
                        Hartford, Connecticut 06103
                        Attn: Gary S. Hammersmith, Esq.
                        Facsimile: (203) 278-8968

                 (iv) if to any other Designated Holder, at its address as it appears on the transfer books of the Company

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

            (f) Successors and Assigns; Third Party Beneficiaries. This
                -------------------------------------------------
Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The registration rights and the other rights of the Designated Holders contained in this Agreement shall be, with respect to any Registrable Security, (i) automatically transferred from GAP 32, GAP 21 or GAP Coinvestment, as the case may be, to any Affiliate thereof, or among Affiliates of GAP LLC, (ii) transferred from Northwestern Mutual to any accredited institutional investors, provided that (x) each such transferee
                                    --------
acquires not less than 7,500 shares of Series D Preferred Stock (or its Common Stock equivalent) in the aggregate and (y) no such transferee will have registration rights unless and until such transferee shall give notice to the Company of the identity of such transferee and the date upon which such transfer shall be effective, and (iii) in all other cases, transferred by the Designated Holders only with the consent of the Company. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

            (g) Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings.  The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF MASSACHUSETTS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

            (j) Severability.  If any one or more of the provisions contained
                ------------
herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

            (k) Entire Agreement. This Agreement is intended by the parties as a
                ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Series D Agreement and the Series E Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (l) Further Assurances.  Each of the parties shall execute such
                ------------------
documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                       MARCAM CORPORATION


                       By:
                          -------------------------------
                         Name:
                         Title:


                       GENERAL ATLANTIC PARTNERS 32, L.P.

                       By: GENERAL ATLANTIC PARTNERS, LLC,
                           its General Partner


                           By:
                              -------------------------------

                             Name:
                             Title: A Managing Member


                       GENERAL ATLANTIC PARTNERS 21, L.P.

                       By: GENERAL ATLANTIC PARTNERS, LLC,
                           its General Partner


                           By:
                              -------------------------------
                             Name:
                             Title: A Managing Member


                       GAP COINVESTMENT PARTNERS, L.P.


                       By:
                          -------------------------------

                         Name:
                         Title: A General Partner

                         THE NORTHWESTERN MUTUAL LIFE
                          INSURANCE COMPANY


                         By:
                            -----------------------------------------
                           Name:
                           Title:

                                                                       Exhibit D
                                                                       ---------
                           FORM OF TESTA, HURWITZ &
                         THIBEAULT, LLP LEGAL OPINION
                         ----------------------------


          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with the corporate power and authority to own and operate its properties and to conduct its business as it is now being conducted as described in the SEC Documents.

          (2) The Company has the requisite corporate power and authority to execute, deliver and perform the Agreement, the Warrants and the Amended and Restated Registration Rights Agreement and to offer, issue and sell the Preferred Shares and the Warrants.

          (3) The execution, delivery and performance by the Company of the Agreement, the Warrants and the Amended and Restated Registration Rights Agreement and the offering, issuance and sale of the Preferred Shares and the Warrants have been duly authorized by all necessary corporate action on the part of the Company.

          (4) Each of the Agreement, the Warrants and the Amended and Restated Registration Rights Agreement has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (5) Neither the execution, delivery and performance by the Company of the Agreement, the Warrants and the Amended and Restated Registration Rights Agreement, nor the offering, issuance and sale of the Preferred Shares and Warrants, will (a) contravene the terms of the Articles of Organization or By-laws, (b) assuming compliance with clauses (i) through (v) of paragraph
    (6) below, violate, conflict with, or result in a breach of any law, rule or regulation to which the Company is subject, or (c) violate, result in a breach of, or result in the creation of any Lien upon any property of the Company under, any material agreement to which the Company is a party.

          (6) Other than (i) the filing of a current report on Form 8-K under the Exchange Act, (ii) the filing and approval of an application for the listing of the shares of Common Stock issuable upon conversion of the Preferred Shares and issuable upon exercise of the Warrants on the Nasdaq National Market, (iii) the filing of the Certificate of Designation, (iv) those required pursuant to applicable state securities or "Blue Sky" laws with respect to the offer and sale of the Preferred Shares and the Warrants, and (v) with respect to the performance by the Company of the Amended and Restated Registration Rights Agreement, the registration of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) covered thereby with the Commission and the registration or qualification of such Registrable Securities and other filings pursuant to applicable state securities or "Blue Sky" laws, no consent, approval and authorization of, and or filing, registration or qualification with, any Governmental Authority is required on the part of the Company in connection with the execution, delivery and performance by the Company of the Agreement, the Warrants and the Amended and Restated Registration Rights Agreement and the offering, issuance and sale of the Preferred Shares and the Warrants.

          (7) The Preferred Shares are duly authorized and, when the Preferred Shares are issued and delivered to the Purchasers pursuant to the Agreement against payment of the consideration therefor as provided in the Agreement, will be validly issued, fully paid and nonassessable, free and clear of any statutory or similar preemptive rights arising under the laws of the Commonwealth of Massachusetts or the Certificate of Incorporation or By-laws of the Company or, to our knowledge, any contractual preemptive rights and free and clear of any Liens imposed by or through the Company.

          (8) The shares of Common Stock issuable upon conversion of the Preferred Shares, when issued and delivered upon conversion of the Preferred Shares in accordance with the Certificate of Designation and the Articles of Organization, will be validly issued, fully paid and nonassessable, free and clear of any statutory or similar preemptive rights arising under the laws of the Commonwealth of Massachusetts or the Certificate of Incorporation or By-laws of the Company or, to our knowledge, any contractual preemptive rights and free and clear of any Liens imposed by or through the Company. The shares of Common Stock issuable upon exercise of the Warrants, when issued and delivered upon exercise of the Warrants in accordance with the Warrants, will be validly issued, fully paid and nonassessable, free and clear of any statutory or similar preemptive rights arising under the laws of the Commonwealth of Massachusetts or the Certificate of Incorporation or By-laws of the Company or, to our knowledge, any contractual preemptive rights and free and clear of any Liens imposed by or through the Company.

          (9) Assuming that the representations and warranties of each of the Purchasers set forth in Article 4 of the Agreement are true and correct, the offering, issuance and sale of the Preferred Shares and the Warrants will be exempt from the registration requirements of the Securities Act.

          (10) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (11) To our knowledge, there are no actions or suits pending or threatened against the Company before any Governmental Authority other than those set forth on Exhibit A.